Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Willbros Group, Inc.\NEW\
Entity Central Index Key	0001449732
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 58,686	$ 134,305
Accounts receivable, net	301,515	298,281
Contract cost and recognized income not yet billed	37,090	23,732
Prepaid expenses and other assets	43,129	54,511
Parts and supplies inventories	11,893	10,071
Deferred income taxes	1,845	11,004
Assets held for sale	32,758	84,168
Total current assets	486,916	616,072
Property, plant and equipment, net	166,475	204,191
Goodwill	8,067	196,296
Other intangible assets, net	179,916	195,457
Deferred income taxes	0	16,570
Other assets	20,397	41,759
Total assets	861,771	1,270,345
Current liabilities:
Accounts payable and accrued liabilities	221,557	184,578
Contract billings in excess of cost and recognized income	18,000	14,858
Current portion of capital lease obligations	2,818	5,366
Notes payable and current portion of other long-term debt	31,623	71,594
Current portion of settlement obligation of discontinued operations	14,000	0
Current portion of government obligations	0	6,575
Accrued income taxes	4,983	2,356
Other current liabilities	7,475	4,832
Liabilities held for sale	13,990	31,425
Total current liabilities	314,446	321,584
Long-term debt	230,707	305,227
Capital lease obligations	3,646	5,741
Long-term portion of settlement obligation of discontinued operations	41,500	0
Contingent earnout	0	10,000
Long-term liabilities for unrecognized tax benefits	4,030	4,866
Deferred income taxes	2,994	60,563
Other long-term liabilities	32,870	38,824
Total liabilities	630,193	746,805
Contingencies and commitments (Note 16)
Stockholders' equity:
Preferred stock, par value $.01 per share, 1,000,000 shares authorized, none issued
Common stock, par value $.05 per share, 70,000,000 shares authorized (70,000,000 at December 31, 2010) and 49,423,152 shares issued at December 31, 2011 (48,546,817 at December 31, 2010)	2,471	2,427
Additional paid-in capital	680,289	674,173
Accumulated deficit	(455,840)	(161,824)
Treasury stock at cost, 829,526 shares at December 31, 2011 (629,320 at December 31, 2010)	(10,839)	(10,045)
Accumulated other comprehensive income	14,570	17,938
Total Willbros Group, Inc. stockholders' equity	230,651	522,669
Noncontrolling interest	927	871
Total stockholders' equity	231,578	523,540
Total liabilities and stockholders' equity	$ 861,771	$ 1,270,345

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued
Common stock, par value	$ 0.05	$ 0.05
Common stock, shares authorized	70,000,000	70,000,000
Common stock, shares issued	49,423,152	48,546,817
Treasury stock, shares	829,526	629,320

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Operations [Abstract]
Contract revenue	$ 1,615,040	$ 1,125,072	$ 1,185,809
Operating expenses:
Contract	1,472,420	995,332	1,046,144
Amortization of intangibles	15,681	9,724	6,515
General and administrative	134,745	112,371	79,971
Settlement of project dispute	8,236
Goodwill impairment	178,575	60,000
Changes in fair value of contingent earnout liability	(10,000)	(45,340)
Acquisition costs		10,055	2,499
Other charges	105	3,771	12,694
Total operating expenses	1,799,762	1,145,913	1,147,823
Operating income (loss)	(184,722)	(20,841)	37,986
Other income (expense):
Interest expense, net	(45,117)	(27,677)	(8,360)
Loss on early extinguishment of debt	(6,304)
Other, net	(430)	1,649	(674)
Total other income (expense)	(51,851)	(26,028)	(9,034)
Income (loss) from continuing operations before income taxes	(236,573)	(46,869)	28,952
Provision (benefit) for income taxes	(32,293)	(31,048)	7,528
Income (loss) from continuing operations	(204,280)	(15,821)	21,424
Loss from discontinued operations net of provision (benefit) for income taxes	(88,541)	(20,008)	(1,784)
Net income (loss)	(292,821)	(35,829)	19,640
Less: Income attributable to noncontrolling interest	(1,195)	(1,207)	(1,817)
Net income (loss) attributable to Willbros Group, Inc.	(294,016)	(37,036)	17,823
Reconciliation of net income (loss) attributable to Willbros Group, Inc.
Income (loss) from continuing operations	(205,475)	(17,028)	19,607
Loss from discontinued operations	(88,541)	(20,008)	(1,784)
Net income (loss) attributable to Willbros Group, Inc	$ (294,016)	$ (37,036)	$ 17,823
Basic income (loss) per share attributable to Company Shareholders:
Income (loss) from continuing operations	$ (4.33)	$ (0.4)	$ 0.51
Loss from discontinued operations	$ (1.86)	$ (0.47)	$ (0.05)
Net income (loss)	$ (6.19)	$ (0.87)	$ 0.46
Diluted income (loss) per share attributable to Company Shareholders:
Income (loss) from continuing operations	$ (4.33)	$ (0.4)	$ 0.5
Loss from discontinued operations	$ (1.86)	$ (0.47)	$ (0.05)
Net income (loss)	$ (6.19)	$ (0.87)	$ 0.45
Weighted average number of common shares outstanding:
Basic	47,475,680	43,013,934	38,687,594
Diluted	47,475,680	43,013,934	38,883,077

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (USD $) In Thousands, except Share data	Total	Common Stock	Noncontrolling Interests	Additional Paid-in Capital	Accumulated Deficit	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Total Stockholders' Equity Willbros Group, Inc.
Beginning balance at Dec. 31, 2008	$ 444,135	$ 1,978	$ 1,579	$ 595,640	$ (142,611)	$ (8,015)	$ (4,436)	$ 442,556
Beginning balance, shares at Dec. 31, 2008		39,574,220
Net income (loss)	19,640		1,817		17,823			17,823
Foreign currency translation adjustment, net of tax	16,161						16,161	16,161
Total comprehensive (loss) income	35,801		1,817					33,984
Dividend declared and distributed to noncontrolling interest	(2,597)		(2,597)
Amortization of stock-based compensation	13,231			13,231				13,231
Stock-based compensation tax benefit (deficiency)	(1,735)			(1,735)				(1,735)
Stock issued under share-based compensation plans, shares		514,778
Stock issued under share-based compensation plans		26		(26)
Additions to treasury stock, vesting and forfeitures of restricted stock	(1,030)					(1,030)		(1,030)
Exercise of stock options, shares		17,500
Exercise of stock options	190	1		189				190
Ending balance at Dec. 31, 2009	487,995	2,005	799	607,299	(124,788)	(9,045)	11,725	487,196
Ending balance, shares at Dec. 31, 2009		40,106,498
Net income (loss)	(35,829)		1,207		(37,036)			(37,036)
Foreign currency translation adjustment, net of tax	6,194						6,194	6,194
Derivatives, net of tax	19						19	19
Total comprehensive (loss) income	(29,616)		1,207					(30,823)
Dividend declared and distributed to noncontrolling interest	(1,135)		(1,135)
Share-based award modification	1,770			1,770				1,770
Amortization of stock-based compensation	8,404			8,404				8,404
Stock-based compensation tax benefit (deficiency)	(956)			(956)				(956)
Stock issued under share-based compensation plans, shares		517,011
Stock issued under share-based compensation plans		26		(26)
Stock issued in connection with acquisition of InfrastruX, shares		7,923,308
Stock issued in connection with acquisition of InfrastruX	58,078	396		57,682				58,078
Additions to treasury stock, vesting and forfeitures of restricted stock	(1,000)					(1,000)		(1,000)
Ending balance at Dec. 31, 2010	523,540	2,427	871	674,173	(161,824)	(10,045)	17,938	522,669
Ending balance, shares at Dec. 31, 2010		48,546,817
Net income (loss)	(292,821)		1,195		(294,016)			(294,016)
Foreign currency translation adjustment, net of tax	(1,450)						(1,450)	(1,450)
Derivatives, net of tax	(1,918)						(1,918)	(1,918)
Total comprehensive (loss) income	(296,189)		1,195					(297,384)
Dividend declared and distributed to noncontrolling interest	(1,139)		(1,139)
Share-based award modification	(1,770)			(1,770)				(1,770)
Amortization of stock-based compensation	7,930			7,930				7,930
Stock issued under share-based compensation plans, shares		876,335
Stock issued under share-based compensation plans		44		(44)
Additions to treasury stock, vesting and forfeitures of restricted stock	(794)					(794)		(794)
Ending balance at Dec. 31, 2011	$ 231,578	$ 2,471	$ 927	$ 680,289	$ (455,840)	$ (10,839)	$ 14,570	$ 230,651
Ending balance, shares at Dec. 31, 2011		49,423,152

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ (292,821)	$ (35,829)	$ 19,640
Reconciliation of net income (loss) to net cash provided by (used in) operating activities:
Loss from discontinued operations, net	88,541	20,008	1,784
Depreciation and amortization	59,995	48,908	35,602
Goodwill impairment	178,575	60,000
Changes in fair value of contingent earnout liability	(10,000)	(45,340)
Stock-based compensation	9,724	8,404	13,231
Loss on early extinguishment of debt	6,304
Deferred income tax benefit	(29,760)	(30,669)	(1,193)
Amortization of debt issue costs	7,505	3,184	1,381
Non-cash interest expense	6,608	5,077	2,971
Settlement of project dispute	8,236
Other non-cash	(4,347)	1,486	1,285
Changes in operating assets and liabilities:
Accounts receivable, net	(13,222)	(30,016)	44,499
Payments on government fines	(6,575)	(6,575)	(6,575)
Contract cost and recognized income not yet billed	(13,344)	11,957	21,446
Prepaid expenses and other assets	32,835	3,755	1,547
Accounts payable and accrued liabilities	30,148	8,641	(67,405)
Accrued income taxes	1,769	(31)	(4,536)
Contract billings in excess of cost and recognized income	3,140	3,666	(9,081)
Other liabilities	(15,461)	13,729	4,374
Cash provided by operating activities of continuing operations	47,850	40,355	58,970
Cash provided by (used in) operating activities of discontinued operations	(36,137)	6,516	(11,666)
Cash provided by operating activities	11,713	46,871	47,304
Cash flows from investing activities:
Acquisition of subsidiaries, net of cash acquired and earnout		(421,182)	(13,955)
Proceeds from working capital settlement	9,402
Proceeds from sales of property, plant and equipment	33,350	16,343	9,435
Proceeds from sale of subsidiary	18,749
Purchases of property, plant and equipment	(10,864)	(16,121)	(11,082)
Maturities of short-term investments		16,755
Purchase of short-term investments		(255)	(16,559)
Cash provided by (used in) investing activities of continuing operations	50,637	(404,460)	(32,161)
Cash provided by (used in) investing activities of discontinued operations	7,739	(191)	(1,875)
Cash provided by (used in) investing activities	58,376	(404,651)	(34,036)
Cash flows from financing activities:
Proceeds from term loan issuance		282,000
Proceeds from revolver	59,357
Proceeds from stock issuance		58,078
Proceeds from exercise of stock options			190
Stock-based compensation tax benefit (deficiency)		(956)	(1,735)
Payments on capital leases	(9,124)	(10,393)	(21,701)
Payments on notes payable	(67,277)	(11,604)	(1,062)
Payments on term loan	(123,379)	(750)
Payments to reacquire common stock	(794)	(1,000)	(1,030)
Dividend distributed to noncontrolling interest	(1,139)	(1,135)	(2,597)
Costs of debt issues	(4,935)	(16,238)	(150)
Cash provided by (used in) financing activities of continuing operations	(147,291)	298,002	(28,085)
Cash used in financing activities of discontinued operations	(5)	(207)	(396)
Cash provided by (used in) financing activities	(147,296)	297,795	(28,481)
Effect of exchange rate changes on cash and cash equivalents	(449)	2,402	6,135
Cash provided by (used in) all activities	(77,656)	(57,583)	(9,078)
Cash and cash equivalents of continuing operations at beginning of period	134,305	196,903	189,465
Cash and cash equivalents of discontinued operations at beginning of period	6,796	1,781	18,297
Cash and cash equivalents at beginning of period	141,101	198,684	207,762
Cash and cash equivalents at end of period	63,445	141,101	198,684
Less: cash and cash equivalents of discontinued operations at end of period	(4,759)	6,796	1,781
Cash and cash equivalents of continuing operations at end of period	58,686	134,305	196,903
Supplemental disclosures of cash flow information:
Cash paid for interest (including discontinued operations)	32,374	17,042	5,974
Cash paid for income taxes (including discontinued operations)	5,039	3,947	19,883
Supplemental non-cash investing and financing transactions:
Initial contingent earnout liability		55,340
Prepaid insurance obtained by note payable	6,829	11,687
Equipment received through like-kind exchange		3,629
Equipment surrendered through like-kind exchange		2,735
Capital expenditure included in accounts payable and accrued liabilities	$ 2,676

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Company—Willbros Group, Inc., a Delaware corporation, and its subsidiaries (the “Company,” “Willbros” or “WGI”), is a global contractor specializing in energy infrastructure, serving the oil, gas, refinery, petrochemical and power industries. The Company’s offerings include: engineering, procurement and construction (either individually or as an integrated “EPC” service offering); ongoing maintenance; and other specialty services. The Company’s principal markets for continuing operations are the United States, Canada, and Oman. The Company obtains its work through competitive bidding and through negotiations with prospective clients. Contract values range from several thousand dollars to several hundred million dollars and contract durations range from a few weeks to more than two years.

The disclosures in the notes to the consolidated financial statements relate to continuing operations, except as otherwise indicated.

Discontinuance of Operations—As of December 31, 2011, the Company has disposed of InterCon Construction, Inc. (“InterCon”), a non-strategic business, within its Utility Transmission and Distribution (“Utility T&D”) segment and has disposed, or intends to dispose, of certain other businesses and assets in Canada, Libya and Nigeria. Together, these businesses are presented as discontinued operations in the Company’s consolidated financial statements and collectively are referred to as the “Discontinued Operations”. Net assets and net liabilities related to the Discontinued Operations are included in the line item “Assets held for sale” and “Liabilities held for sale” on the Consolidated Balance Sheets for all periods presented. Liabilities related to the settlement agreement with West African Gas Pipeline Company Limited (“WAPCo”) are included in the line items “Current portion of settlement obligation of discontinued operations” and “Long-term portion of settlement obligation of discontinued operations” for all periods presented. The results of the Discontinued Operations are included in the line item “Loss from discontinued operations net of provision (benefit) for income taxes” on the Consolidated Statement of Operations for all periods presented. For further discussion of Discontinued Operations, see Note 20 – Discontinuance of Operations, Held for Sale Operations, Asset Disposals and Transition Services Agreement.

Principles of Consolidation—The consolidated financial statements of the Company include all of its majority-owned subsidiaries and all of its wholly-controlled entities. Inter-company accounts and transactions are eliminated in consolidation. The ownership interest of noncontrolling participants in subsidiaries that are not wholly-owned (principally in Oman) is included as a separate component of equity. The noncontrolling participants’ share of the net income is included as “Income attributable to noncontrolling interest” on the Consolidated Statements of Operations. Interests in the Company’s unconsolidated joint ventures are accounted for using the equity method.

Use of Estimates—The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States and include certain estimates and assumptions made by management of the Company in the preparation of the consolidated financial statements. These estimates and assumptions relate to the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expense during the period. Significant items subject to such estimates and assumptions include: revenue recognition under the percentage-of-completion method of accounting, including estimates of progress toward completion and estimates of gross profit or loss accrual on contracts in progress; tax accruals and certain other accrued liabilities; quantification of amounts recorded for contingencies; valuation allowances for accounts receivable and deferred income tax assets; and the carrying amount of parts and supplies, property, plant and equipment, goodwill and other intangible assets. The Company bases its estimates on historical experience and other assumptions that it believes relevant under the circumstances. Actual results could differ from these estimates.

Change in Estimate—The Company performed a review of the estimated useful lives of certain fixed assets at its Oil & Gas segment during the first quarter of 2010. This evaluation indicated that actual lives for the construction equipment were generally longer than the estimated useful lives used for depreciation purposes in the Company’s financial statements. As a result, the Company adjusted the estimated useful life on the Oil & Gas segment’s construction equipment from a range of four to six years to a range of four to twelve years. The effect of this change in estimate was to reduce depreciation expense for the year ended December 31, 2010 by $6,032 and increase income from continuing operations by $3,921, net of taxes, or $0.09 per basic share.

Reclassifications—Certain reclassifications have been made to prior period amounts to conform to the current period financial statement presentation. These reclassifications relate to (a) the classification of the Company’s Canadian cross-country pipeline construction operations as discontinued operations as determined during the second quarter of 2011 and the sale of the assets and operations of InterCon in the fourth quarter of 2011 and (b) the Company’s historical classification of government obligations from financing activities to operating activities in the statement of cash flows.

Historically, the Company classified cash flows associated with government obligations, specifically the United States Department of Justice (“DOJ”) and the Securities and Exchange Commission (“SEC”), as cash flows from financing activities based on the presence of financing elements in the final settlement agreements with these entities. However, as these obligations also possess elements of operating activities, the Company has determined that it will classify the related cash flows as cash flows from operating activities. Accordingly, prior period amounts were reclassified in the Consolidated Statements of Cash Flows to conform to the current year presentation. See Note 9 – Government Obligations for additional information pertaining to these obligations.

Out-of-Period Adjustments—The Company recorded adjustments during the year ended December 31, 2011 to correct errors related to income taxes and revenue for years preceding 2011. The tax adjustments related to errors in the calculation of the income tax provision and the over-accrual of interest associated with uncertain tax positions for the years 2007 through 2010. Revenue was overstated as a result of the use of incorrect data for two contracts in the Company’s Oil & Gas segment in 2010. The net impact of these adjustments was an increase to pre-tax loss in the amount of $1,208, a decrease to the income tax benefit from continuing operations in the amount of $1,407 and an increase to net loss in the amount of $2,615 for the year ended December 31, 2011. These adjustments did not have any impact on the Company’s loss from discontinued operations. The Company does not believe these adjustments are material individually or in the aggregate to its consolidated financial statements for the year ended December 31, 2011, nor does it believe such items are material to any of its previously issued financial statements.

Commitments and Contingencies—Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties, and other sources are recorded when management assesses that it is probable that a liability has been incurred and the amount can be reasonably estimated. Recoveries of costs from third parties, which management assesses as being probable of realization, are recorded as “Other assets” in the Consolidated Balance Sheets. Legal costs incurred in connection with matters relating to contingencies are expensed in the period incurred. See Note 16 – Contingencies, Commitments and Other Circumstances for further discussion of the Company’s commitments and contingencies.

Accounts Receivable—Most of the accounts receivable and contract work in progress are from clients in the oil, gas, refinery, petrochemical and power industries around the world. Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Most contracts require payments as the projects progress or, in certain cases, advance payments. The Company generally does not require collateral, but in most cases can place liens against the property, plant or equipment constructed or terminate the contract if a material default occurs. The allowance for doubtful accounts is the Company’s best estimate of the probable amount of credit losses in the Company’s existing accounts receivable. A considerable amount of judgment is required in assessing the realization of receivables. Relevant assessment factors include the creditworthiness of the customer and prior collection history. Balances over 90 days past due and over a specified minimum amount are reviewed individually for collectability. Account balances are charged off against the allowance after all reasonable means of collection are exhausted and the potential for recovery is considered remote. The allowance requirements are based on the most current facts available and are re-evaluated and adjusted on a regular basis and as additional information is received.

Inventories—Inventories, consisting primarily of parts and supplies, are stated at the lower of actual cost or market. Parts and supplies are evaluated at least annually and adjusted for excess and obsolescence. No excess or obsolescence allowances existed at December 31, 2011 or 2010.

Property, Plant and Equipment—Property, plant and equipment is stated at cost. Depreciation, including amortization of capital leases, is provided on the straight-line method using estimated lives as follows:

Construction equipment	3-20 years
Furniture and equipment	3-12 years

Buildings	20 years
Transportation equipment	3-17 years
Aircraft and marine equipment	10 years

In connection with the acquisition of InfrastruX Group, Inc. (“InfrastruX”), the Company acquired $156,160 of property, plant and equipment.

Leasehold improvements are amortized on a straight-line basis over the shorter of their economic lives or the lease term. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized within “Operating expenses” in the Consolidated Statements of Operations for the period. Normal repair and maintenance costs are charged to expense as incurred. Significant renewals and betterments are capitalized.

Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared to the asset’s carrying amount to determine if an impairment of such asset is necessary. This requires the Company to make long-term forecasts of the future revenues and costs related to the assets subject to review. Forecasts require assumptions about demand for the Company’s products and future market conditions. Estimating future cash flows requires significant judgment, and the Company’s projections may vary from the cash flows eventually realized. Future events and unanticipated changes to assumptions could require a provision for impairment in a future period. The effect of any impairment would be to expense the difference between the fair value of such asset and its carrying value. Such expense would be reflected in earnings.

Goodwill—Goodwill is originally recorded as the excess of purchase price over fair value of net assets acquired. The Company applies a non-amortization approach to account for purchased goodwill and performs an annual test for impairment during the fourth quarter of each fiscal year and more frequently if an event or circumstance indicates that impairment may have occurred. The Company performs the required annual impairment test for goodwill by determining the fair values of its reporting units using a weighted combination of both the income approach (discounted cash flows of forecasted income) and the market approach (public comparable company multiples of earnings before interest, taxes, depreciation and amortization or “EBITDA” and public comparable company multiples generated from recent transactions).

The fair values of each reporting unit are then compared to their book values. When a possible impairment for a reporting unit is indicated by an excess of carrying value over fair value, the implied fair value of goodwill is calculated by deducting the fair value of net assets of the business, excluding goodwill, from the total fair value of the business. When the carrying amount of goodwill exceeds its implied fair value, an impairment charge is recorded to reduce the carrying value of goodwill to its implied value.

Other Intangible Assets—The Company’s intangible assets with finite lives include customer relationships, trade names, non-compete agreements and developed technology. The value of customer relationships is estimated using the income approach, specifically the excess earnings method. The excess earnings analysis consists of discounting to present value the projected cash flows attributable to the customer relationships, with consideration given to customer contract renewals, the importance or lack thereof of existing customer relationships to the Company’s business plan, income taxes and required rates of return. The value of trade names is estimated using the relief-from-royalty method of the income approach. This approach is based on the assumption that in lieu of ownership, a company would be willing to pay a royalty in order to exploit the related benefits of this intangible asset.

The Company amortizes intangible assets based upon the estimated consumption of the economic benefits of each intangible asset or on a straight-line basis if the pattern of economic benefits consumption cannot otherwise be reliably estimated. Intangible assets subject to amortization are reviewed for impairment and are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. For instance, a significant change in business climate or a loss of a significant customer, among other things, may trigger the need for interim impairment testing of intangible assets. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

Revenue—A number of factors relating to the Company’s business affect the recognition of contract revenue. The Company typically structures contracts as unit-price, time and materials, fixed-price or cost plus fixed fee. The Company believes that its operating results should be evaluated over a time horizon during which major contracts in progress are completed and change orders, extra work, variations in the scope of work and cost recoveries and other claims are negotiated and realized. Revenue from unit-price and time and materials contracts is recognized as earned.

Revenue for fixed-price and cost plus fixed fee contracts is recognized using the percentage-of-completion method. Under this method, estimated contract income and resulting revenue is generally accrued based on costs incurred to date as a percentage of total estimated costs, taking into consideration physical completion. Total estimated costs, and thus contract income, are impacted by changes in productivity, scheduling, the unit cost of labor, subcontracts, materials and equipment. Additionally, external factors such as weather, client needs, client delays in providing permits and approvals, labor availability, governmental regulation and politics may affect the progress of a project’s completion and thus the estimated amount and timing of revenue recognition. Certain fixed-price and cost plus fixed fee contracts include, or are amended to include, incentive bonus amounts, contingent on accomplishing a stated milestone. Revenue attributable to incentive bonus amounts is recognized when the risk and uncertainty surrounding the achievement of the milestone have been removed. The Company does not recognize income on a fixed-price contract until the contract is approximately five to ten percent complete, depending upon the nature of the contract. If a current estimate of total contract cost indicates a loss on a contract, the projected loss is recognized in full when determined.

The Company considers unapproved change orders to be contract variations on which the Company has customer approval for scope change, but not for price associated with that scope change. Costs associated with unapproved change orders are included in the estimated cost to complete the contracts and are expensed as incurred. The Company recognizes revenue equal to cost incurred on unapproved change orders when realization of price approval is probable and is estimable. Revenue recognized on unapproved change orders is included in “Contract cost and recognized income not yet billed” on the Consolidated Balance Sheets. Revenue recognized on unapproved change orders is subject to adjustment in subsequent periods to reflect the changes in estimates or final agreements with customers.

The Company considers claims to be amounts that the Company seeks or will seek to collect from customers or others for customer-caused changes in contract specifications or design, or other customer-related causes of unanticipated additional contract costs on which there is no agreement with customers on both scope and price changes. Revenue from claims is recognized when agreement is reached with customers as to the value of the claims, which in some instances may not occur until after completion of work under the contract. Costs associated with claims are included in the estimated costs to complete the contracts and are expensed when incurred.

Depreciation—The Company depreciates assets based on their estimated useful lives at the time of acquisition using the straight-line method. Depreciation and amortization related to operating activities is included in contract costs; and depreciation and amortization related to general and administrative activities is included in “General and administrative” expense in the Consolidated Statements of Operations. Contract costs and General and administrative expenses are included within “Operating expenses” in the Consolidated Statements of Operations. Further, amortization of assets under capital lease obligations is included in depreciation expense.

Insurance—The Company is insured for workers’ compensation, employer’s liability, auto liability and general liability claims, subject to a deductible of $500 per occurrence. Additionally, the Company’s largest non-union employee-related health care benefit plan is subject to a deductible of $250 per claimant per year.

Losses are accrued based upon the Company’s estimates of the ultimate liability for claims incurred (including an estimate of claims incurred but not reported), with assistance from third-party actuaries. For these claims, to the extent the Company has insurance coverage above the deductible amounts, a receivable is recorded and reflected in “Other assets” in the Consolidated Balance Sheets. These insurance liabilities are difficult to assess and estimate due to unknown factors, including the severity of an injury, the determination of the Company’s liability in proportion to other parties and the number of incidents not reported. The accruals are based upon known facts and historical trends.

Income Taxes—The Financial Accounting Standards Board (“FASB”) standard for income taxes takes into account the differences between financial statement treatment and tax treatment of certain transactions. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized as income or expense in the period that includes the enactment date. The Company files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. income tax examination by tax authorities for years before 2007 and no longer subject to Canadian income tax examination for years before 2001 or in Oman for years before 2006.

Other Current Liabilities—Included within “Other current liabilities” on the Consolidated Balance Sheets is $5,073 and $3,154 of current deferred tax liabilities for the years ended December 31, 2011 and 2010, respectively.

Warranty Costs—In connection with the acquisition of InfrastruX, the Company warrants labor for new installations and construction and servicing of existing infrastructure. The anticipated warranty costs are not considered significant and no reserve has been provided. One of the InfrastruX subsidiary companies maintains a warranty program which specifically covers its cable remediation services. A warranty reserve of $2,561 and $2,530 for cable remediation services is included within “Other long-term liabilities” on the Consolidated Balance Sheets for the years ended December 31, 2011 and December 31, 2010, respectively.

Retirement Plans and Benefits—The Company has a voluntary defined contribution retirement plan for U.S. based employees that is qualified, and is contributory on the part of the employees, and a voluntary savings plan for certain international employees that is non-qualified, and is contributory on the part of the employees. Additionally, the Company is subject to collective bargaining agreements with various unions. As a result, the Company participates with other companies in the unions’ multi-employer pension and other postretirement benefit plans.

Stock-Based Compensation—Compensation cost resulting from all share-based payment transactions is recognized in the financial statements measured based on the grant-date fair value of the instrument issued and is recognized over the vesting period. The Company uses the Black-Scholes valuation method to determine the fair value of stock options granted as of the grant date. Share-based compensation related to restricted stock and restricted stock rights, also described collectively as restricted stock units (“RSU’s”), is recorded based on the Company’s stock price as of the grant date. Awards granted are expensed ratably over the vesting period of the award. Expense on awards granted prior to March 12, 2009 is accelerated upon reaching retirement age. This provision does not exist for awards granted on or after March 12, 2009.

Foreign Currency Translation—All significant monetary asset and liability accounts denominated in currencies other than United States dollars are translated into United States dollars at current exchange rates. Translation adjustments are accumulated in other comprehensive income (loss). Non-monetary assets and liabilities in highly inflationary economies are translated into United States dollars at historical exchange rates. Revenue and expense accounts are converted at prevailing rates throughout the year. Gains or losses on foreign currency transactions and translation adjustments in highly inflationary economies are recorded in income in the period in which they are incurred.

Concentration of Credit Risk—The Company has a concentration of customers in the oil, gas, refinery, petrochemical and power industries which expose the Company to a concentration of credit risk within a single industry. The Company seeks to obtain advance and progress payments for contract work performed on major contracts. Receivables are generally not collateralized. An allowance for doubtful accounts of $1,275 and $4,395 is included within “Accounts receivable, net” on the Consolidated Balance Sheets for the years ended December 31, 2011 and December 31, 2010, respectively.

Income (Loss) per Common Share—Basic income (loss) per share is calculated by dividing net income (loss), less any preferred dividend requirements, by the weighted-average number of common shares outstanding during the year. Diluted income (loss) per share is calculated by including the weighted average number of all potentially dilutive common shares with the weighted-average number of common shares outstanding. Shares of common stock underlying the Company’s convertible notes are included in the calculation of diluted income per share using the “if-converted” method. Therefore, the numerator for diluted income per share is calculated excluding the after-tax interest expense associated with the Company’s convertible notes as long as the associated interest per weighted average convertible share does not exceed basic earnings per share.

Derivative Financial Instruments—The Company may use derivative financial instruments such as forward contracts, options or other financial instruments as hedges to mitigate non-U.S. currency exchange risk when the Company is unable to match non-U.S. currency revenue with expense in the same currency. In addition, the Company is subject to hedging arrangements to fix or otherwise limit the interest cost of term loan and is subject to interest rate risk on its debt and investment of cash and cash equivalents arising in the normal course of business, as the Company does not engage in speculative trading strategies

Cash Equivalents—The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Related Party Transactions—Two of the Company’s board members serve as officers of a current customer of the Oil & Gas U.S. Pipelines and Facilities and Engineering businesses. The Company performed midstream natural gas construction and engineering services for this customer generating approximately $32,739 and $12,500 in revenue, as of December 31, 2011 and 2010, respectively. These projects generated accounts receivable of approximately $1,282 and $8,000 as of December 31, 2011 and 2010, respectively. These projects generated approximately $918 and $897 in accounts payable as of December 31, 2011 and 2010, respectively.

Short-term Investments—The Company may invest a portion of its cash in short-term time deposits, some of which may have early withdrawal penalties. All of such deposits have maturity dates that exceed three months. There were no short-term investments outstanding as of December 31, 2011 and 2010.

Recent Accounting Pronouncements—In January 2010, the FASB issued guidance which expanded the required disclosures about fair value measurements. In particular, this guidance requires (i) separate disclosure of the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements along with the reasons for such transfers, (ii) information about purchases, sales, issuances and settlements to be presented separately in the reconciliation for Level 3 fair value measurements, (iii) expanded fair value measurement disclosures for each class of assets and liabilities and (iv) disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. This guidance is effective for annual reporting periods beginning after December 15, 2009 except for (ii) above which is effective for fiscal years beginning after December 15, 2010. The adoption of this standard did not have a material impact on the Company’s consolidated results of operations, financial position or cash flows. However, appropriate disclosures have been made. See Note 17 – Fair Value Measurements for further discussion of the Company’s derivative financial instruments.

In September 2011, the FASB issued an update that requires employers that participate in multiemployer pension plans to provide additional quantitative and qualitative disclosures. The amended disclosures provide users with more detailed information about an employer’s involvement in multiemployer pension plans and are effective for annual periods ending after December 15, 2011. The Company has included disclosure with respect to this update in Note 11 – Retirement Plans and Benefits.

In December 2011, the FASB issued an update to enhance disclosure requirements relating to the offsetting of assets and liabilities on an entity’s balance sheet. The update requires enhanced disclosures regarding assets and liabilities that are presented net or gross in the statement of financial position when the right of offset exists, or that are subject to an enforceable master netting arrangement. The new disclosure requirements relating to this update are retrospective and effective for annual and interim periods beginning on or after January 1, 2012. The update only requires additional disclosures, as such, the Company does not expect that the adoption of this standard will have a material impact on the Company’s consolidated results of operations, financial position or cash flows.

Revision of Consolidated Balance Sheet	12 Months Ended
Dec. 31, 2011
Revision of Consolidated Balance Sheet [Abstract]
Revision of Consolidated Balance Sheet

2. Revision of Consolidated Balance Sheet

During the preparation of the consolidated financial statements for the year ended December 31, 2011, the Company discovered and corrected errors in deferred income taxes and associated goodwill previously recorded in connection with the acquisition of InfrastruX in July 2010. In the aggregate, these errors resulted in an overstatement of goodwill and deferred income tax liabilities of approximately $15,457 at December 31, 2010. The Company assessed the impact of these errors on its previously issued consolidated financial statements for the year ended December 31, 2010 and the unaudited condensed consolidated balance sheets for the 2011 interim periods and concluded that these errors were not material. Notwithstanding this fact, the Company has elected to revise its previously reported consolidated balance sheet as of December 31, 2010 as reflected below.

The following table summarizes the impact of these revisions, as well as the impact of the reclassification of the Company’s Canadian cross-country pipeline construction operations and the assets and operations of InterCon as discontinued operations, on the Company’s previously reported consolidated balance sheet filed on its Annual Report on Form 10-K for the year ended December 31, 2010.

	Year Ended December 31, 2010
	As Previously Reported	Discontinued Operations	Revisions	As Revised
ASSETS
Current assets:
Cash and cash equivalents	141,101	(6,796)	—	134,305
Accounts receivable, net	319,874	(21,593)	—	298,281
Contract cost and recognized income not yet billed	35,059	(11,327)	—	23,732
Prepaid expenses and other assets	54,831	(320)	—	54,511
Parts and supplies inventories	10,108	(37)	—	10,071
Deferred income taxes	11,004	—	—	11,004
Assets held for sale	19,107	65,061	—	84,168

Total current assets	591,084	24,988	—	616,072

Property, plant and equipment, net	229,179	(24,988)	—	204,191
Goodwill	211,753	—	(15,457)	196,296
Other intangible assets, net	195,457	—	—	195,457
Deferred income taxes	16,570	—	—	16,570
Other assets	41,759	—	—	41,759

Total assets	1,285,802	—	(15,457)	1,270,345

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	214,062	(29,484)	—	184,578
Contract billings in excess of cost and recognized income	16,470	(1,612)	—	14,858
Current portion of capital lease obligations	5,371	(5)	—	5,366
Notes payable and current portion of other long-term debt	71,594	—	—	71,594
Current portion of government obligations	6,575	—	—	6,575
Accrued income taxes	2,356	—	—	2,356
Other current liabilities	4,832			4,832
Liabilities held for sale	324	31,101	—	31,425

Total current liabilities	321,584	—	—	321,584
Long-term debt	305,227	—	—	305,227

	Year Ended December 31, 2010
	As Previously Reported	Discontinued Operations	Revisions	As Revised
Capital lease obligations	5,741	—	—	5,741
Contingent earnout	10,000	—	—	10,000
Long-term liabilities for unrecognized tax benefits	4,866	—	—	4,866
Deferred income taxes	76,020	—	(15,457)	60,563
Other long-term liabilities	38,824	—	—	38,824

Total liabilities	762,262	—	(15,457)	746,805

Total stockholders’ equity	523,540	—	—	523,540

Total liabilities and stockholders’ equity	1,285,802	—	(15,457)	1,270,345

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

3. Acquisitions

InfrastruX

On July 1, 2010, the Company completed the acquisition of 100 percent of the outstanding stock of InfrastruX for a purchase price of $476,398, inclusive of certain working capital adjustments. The Company paid $362,980 in cash, a portion of which was used to retire InfrastruX indebtedness and pay InfrastruX transaction expenses, and issued 7,923,308 shares of the Company’s common stock to the shareholders of InfrastruX. Cash paid was comprised of $62,980 in cash from operations and $300,000 from a new term loan facility. The acquisition was completed pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated March 11, 2010.

InfrastruX was a privately-held firm based in Seattle, Washington and provides design, construction, maintenance, engineering and other infrastructure services to the utility industry across the U.S. market.

This acquisition provides the Company the opportunity to strengthen its presence in the infrastructure markets within the utility industry.

Consideration

Total consideration transferred in acquiring InfrastruX is summarized as follows:

Proceeds from newly issued term loan facility	$300,000
Cash provided from operations	62,980

Total cash consideration	362,980
Issuance of WG common stock	58,078	(1)
Contingent consideration	55,340	(2)

Total consideration	$476,398

(1)	Represents 7,923,308 shares issued, which have been valued at the closing price of Company stock on July 1, 2010, the acquisition date.
(2)	Estimated as of acquisition announcement based on a probability estimate of InfrastruX’s EBITDA achievements during the earnout period. See Note 17 – Fair Value Measurements.

This transaction has been accounted for using the acquisition method of accounting which requires that, among other things, assets acquired and liabilities assumed be recorded at their fair values as of the acquisition date. The excess of the consideration transferred over those fair values is recorded as goodwill.

The allocation of purchase price to acquired assets and liabilities is as follows:

Assets acquired:
Cash and cash equivalents	$9,278
Accounts receivable	124,856
Inventories	4,501
Prepaid expenses and other current assets	39,565
Property, plant and equipment	156,160
Intangible assets	168,409
Goodwill (as revised)	159,963	(1, 2)
Other long-term assets	21,924
Liabilities assumed:
Accounts payable and other accrued liabilities	(97,985)
Capital lease obligations	(4,977)
Vendor related debt	(2,761)
Deferred income taxes and other liabilities (as revised)	(80,445	)(1)
Other long-term liabilities	(22,090)

Net assets acquired	$476,398

(1)	Includes a reduction of $15,457 related to the allocation of income taxes erroneously recorded at the acquisition date. For additional information, see Note 2 – Revision of Consolidated Balance Sheet.
(2)	Includes post-acquisition purchase price adjustment of $9,402 related to the settlement of working capital balances in the first quarter of 2011.

The Company has consolidated InfrastruX in its financial results as the Utility T&D segment from the date of the acquisition.

Property, plant and equipment (“PP&E”)

A step-up adjustment of $25,077 was recorded to present the PP&E acquired at its estimated fair value. The weighted average useful life used to calculate depreciation of the step up related to PP&E is approximately seven years.

Intangible assets and Goodwill

The following table summarizes the fair value estimates recorded for the identifiable intangible assets and their estimated useful lives:

	Estimated Fair Value	Estimated Useful Life
Trade name	$12,779	10 years
Customer relationships	150,130	15 years
Technology	5,500	10 years

Total identifiable intangible assets	$168,409

The amortizable intangible assets have useful lives ranging between ten years and fifteen years and a weighted average useful life of 14.2 years. Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired. Goodwill associated with this transaction is not expected to be deductible for tax purposes. The goodwill recorded in connection with this acquisition is included in the Utility T&D segment. A significant portion of the customer relationship intangible recorded in this transaction relates to a single customer.

Deferred taxes

The Company provided deferred taxes and other tax liabilities as part of the acquisition accounting related to the estimated fair market value adjustments for acquired intangible assets and PP&E. An adjustment of $80,445 was recorded to present the deferred taxes and other tax liabilities at fair value.

Pro Forma Impact of the Acquisition

The following unaudited supplemental pro forma results present consolidated information as if the acquisition had been completed as of January 1, 2010 and January 1, 2009. The unaudited pro forma results include: (i) the amortization associated with an estimate of the acquired intangible assets, (ii) interest expense associated with debt used to fund a portion of the acquisition and reduced interest income associated with cash used to fund a portion of the acquisition, (iii) the impact of certain fair value adjustments such as additional depreciation expense for adjustments to property, plant and equipment and reduction to interest expense for adjustments to debt, and (iv) costs directly related to acquiring InfrastruX. The unaudited pro forma results do not include any potential synergies, cost savings or other expected benefits of the acquisition. Accordingly, the unaudited pro forma results should not be considered indicative of the results that would have occurred if the acquisition and related borrowings had been consummated as of January 1, 2010, nor are they indicative of future results.

	Year Ended December 31, (Unaudited)
	2010	2009
Revenues	$1,500,729	$1,858,549

Net (loss) attributable to Company shareholders	(53,089)	(20,984)
Basic net (loss) per share	(1.15)	(0.45)
Diluted net (loss) per share	(1.15)	(0.45)

Wink Companies, LLC

Effective July 9, 2009, the Company acquired the engineering business of Wink, a privately-held firm based in Baton Rouge, Louisiana. Wink serves primarily the U.S. market from its regional offices in Louisiana and Mississippi, providing multi-disciplinary engineering services to clients in the petroleum refining, chemicals and petrochemicals and oil and gas industries. This acquisition provides the Company the opportunity to offer fully integrated EPC services to the downstream hydrocarbon industries. The total purchase price of $17,431 was comprised of $6,075 in cash paid, $10,236 in debt assumed and $1,120 related to the assumption of an unfavorable lease relative to market value. In addition, the Company incurred transaction-related costs of approximately $600.

The Company has consolidated Wink in its financial results as part of its Oil & Gas segment from the date of acquisition. The allocation of purchase price to acquired assets and liabilities is as follows:

Assets acquired:
Cash and cash equivalents	$2,356
Accounts receivable	5,876
Other current assets	7,513
Property, plant and equipment	6,441
Other long-term assets	80
Amortizable intangible assets:
Customer relationships	1,101	(1)
Trademark / Tradename	1,300
Non-compete agreement	1,100
Goodwill	3,899	(1)
Liabilities assumed:
Other liabilities	(12,235)

Net assets acquired	$17,431

(1)	Includes an approximate $300 post-acquisition reclassification from customer relationships to goodwill.

The amortizable intangible assets have useful lives ranging between five years and ten years and a weighted average useful life of 8.3 years. Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired and is deductible for tax purposes. The goodwill recorded in connection with this acquisition was included in the Oil & Gas segment.

The results and operations for Wink have been included in the Consolidated Statements of Operations since the completion of the acquisition on July 9, 2009. This acquisition does not have a material impact on the Company’s results of operations. Accordingly, pro forma disclosures have not been presented.

Accounts Receivable	12 Months Ended
Dec. 31, 2011
Accounts Receivable [Abstract]
Accounts Receivable

4. Accounts Receivable

Accounts receivable, net as of December 31, 2011 and 2010 is comprised of the following:

	December 31,
	2011	2010
Trade	$215,609	$242,235
Unbilled revenue	50,705	46,608
Contract retention	22,328	12,249
Other receivables	14,148	1,584

Total accounts receivable	302,790	302,676
Less: allowance for doubtful accounts	(1,275)	(4,395)

Total accounts receivable, net	$301,515	$298,281

The Company expects all accounts receivable to be collected within one year. The provision for bad debts included in “General and administrative” expenses in the Consolidated Statements of Operations was $1,030, $2,807, and $650 for the years ended December 31, 2011, 2010 and 2009, respectively.

The balances billed but not paid by customers pursuant to retainage provisions in certain contracts will be due upon completion of the contracts and acceptance by the customer. Based on the Company’s experience with similar contracts within recent years, the majority of the retention balances at each balance sheet date will be collected within the next twelve months. Retainage balances at December 31, 2011 and December 31, 2010 were approximately $22,328 and $12,249, respectively.

Contracts in Progress	12 Months Ended
Dec. 31, 2011
Contracts in Progress [Abstract]
Contracts in Progress

5. Contracts in Progress

Contract cost and recognized income not yet billed on uncompleted contracts arise when recorded revenues for a contract exceed the amounts billed under the terms of the contracts. Contract billings in excess of cost and recognized income arise when billed amounts exceed revenues recorded. Amounts are billable to customers upon various measures of performance, including achievement of certain milestones, completion of specified units or completion of the contract. Also included in contract cost and recognized income not yet billed on uncompleted contracts are amounts the Company seeks to collect from customers for change orders approved in scope but not for price associated with that scope change (unapproved change orders). Revenue for these amounts is recorded equal to the lesser of the expected revenue or cost incurred when realization of price approval is probable. Estimating revenues from unapproved change orders involve the use of estimates, and it is reasonably possible that revisions to the estimated recoverable amounts of recorded unapproved change orders may be made in the near-term. If the Company does not successfully resolve these matters, a reduction in revenues may be required to amounts that have been previously recorded.

Contract cost and recognized income not yet billed and related amounts billed as of December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
Cost incurred on contracts in progress	$690,196	$687,562
Recognized income	94,345	130,680

	784,541	818,242
Progress billings and advance payments	(765,451)	(809,368)

	$19,090	$8,874

Contract cost and recognized income not yet billed	$37,090	$23,732
Contract billings in excess of cost and recognized income	(18,000)	(14,858)

	$19,090	$8,874

Contract cost and recognized income not yet billed includes $1,367 and $3,216 at December 31, 2011 and 2010, respectively, on completed contracts.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

6. Property, Plant and Equipment

Property, plant and equipment, which are used to secure debt or are subject to lien, at cost, as of December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
Construction equipment	$101,418	$102,690
Furniture and equipment	47,284	50,565
Land and buildings	32,276	39,396
Transportation equipment	147,945	142,922
Leasehold improvements	17,617	17,724
Marine equipment	110	120

Total property, plant and equipment	346,650	353,417
Less: accumulated depreciation	(180,175)	(149,226)

Total property, plant and equipment, net	$166,475	$204,191

Amounts above include $9,798 and $3,698 of construction in progress as of December 31, 2011 and 2010, respectively. Depreciation expense included in operating expense for the years ended December 31, 2011, 2010 and 2009 was $44,314, $39,184 and $29,087, respectively.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

7. Goodwill and Other Intangible Assets

The Company’s goodwill by segment as of December 31, 2011 and as revised as of December 31, 2010 was as follows:

Oil & Gas	Goodwill	Impairment Reserves	Total, Net
Balance as of January 1, 2010	$83,852	$—	$83,852
Purchase price adjustments	617	—	617
Impairment losses	—	(60,000)	(60,000)

Balance as of December 31, 2010	84,469	(60,000)	24,469
Reorganization of reporting structure	8,353	—	8,353
Impairment losses	—	(32,822)	(32,822)

Balance as of December 31, 2011	$92,822	$(92,822)	$—

Utility T&D	Goodwill	Impairment Reserves	Total, Net
Balance as of July 1, 2010	$168,919	$—	$168,919
Purchase price adjustments	446	—	446

Balance as of December 31, 2010	$169,365	$—	$169,365
Purchase price adjustments	(9,402)	—	(9,402)
Reorganization of reporting structure	(8,353)	—	(8,353)
Impairment losses	—	(143,543)	(143,543)

Balance as of December 31, 2011	$151,610	$(143,543)	$8,067

Canada	Goodwill	Impairment Reserves	Total, Net
Balance as of January 1, 2010	$1,923	$—	$1,923
Translation adjustment	539	—	539

Balance as of December 31, 2010	2,462	—	2,462
Translation adjustment	(252)	—	(252)
Impairment losses	—	(2,210)	(2,210)

Balance as of December 31, 2011	$2,210	$(2,210)	$—

The Company records as goodwill the amount by which the total purchase price the Company pays in its acquisition transactions exceeds its estimated fair value of the identifiable net assets it acquire. The Company’s goodwill impairment assessment includes a two-step fair value-based test and is performed annually, or more frequently if events or circumstances exist which indicate that goodwill may be impaired. The Company has determined that its segments represent its reporting units for the purpose of assessing goodwill impairments.

In the fourth quarter of 2011, the Company changed the date of its annual goodwill impairment test for the Utility T&D segment from July 1 to December 1. This change is preferable as it not only aligns the timing of the Utility T&D annual goodwill impairment test with the Oil & Gas and Canada annual goodwill impairment test, it also more closely aligns with the Company’s internal forecasting and budgeting process. As such, this change will allow the Company to better utilize its updated business plans that result from the forecasting and budget process in the valuation approaches used to estimate the fair value of the Utility T&D segment.

The first step of the two-step fair value-based test involves comparing the fair value of each of the Company’s reporting units with its carrying value, including goodwill. If the carrying value of the reporting unit exceeds its fair value, the second step is performed. The second step compares the carrying amount of the reporting unit’s goodwill to the implied fair value of the goodwill. If the implied fair value of goodwill is less than the carrying amount, an impairment loss would be recorded as a reduction to goodwill with a corresponding charge to operating expense.

The Company performs the required annual impairment test for goodwill by determining the fair values of its reporting units using a weighted combination of the following generally accepted valuation approaches:

•	Income Approach—discounted cash flows of future benefit streams;

•	Market Approach—public comparable company multiples of EBITDA; and

•	Market Approach—multiples generated from recent transactions comparable in size, nature and industry.

These approaches include numerous assumptions with respect to future circumstances, such as industry and/or local market conditions that might directly impact operations in the future, and are, therefore, uncertain. These approaches are utilized to develop a range of fair values and a weighted average of these approaches are utilized to determine the best fair value estimate within that range.

Income Approach—Discounted Cash Flows. This valuation approach derives a present value of the reporting unit’s projected future annual cash flows over the next 8 years and the present residual value of the segment. The Company used a variety of underlying assumptions to estimate these future cash flows, including assumptions relating to future economic market conditions, sales volumes, costs and expenses and capital expenditures. These assumptions are dependent on regional market conditions, including competitive position, degree of vertical integration, supply and demand for materials and other industry conditions. The discount rate used in the Company’s analysis for 2011, specifically the weighted average cost of capital, varied between approximately 17.0 percent and 18.0 percent. The revenue compounded annual growth rates used in the Company’s analysis for 2011 varied from 2.5 percent to 41.0 percent. The Company’s EBITDA margins derived from these underlying assumptions for its 2011 analysis varied between approximately 4.1 percent and 12.0 percent. The terminal growth rate used for its 2011 analysis was 2.5 percent.

Market Approach—Multiples of EBITDA. This valuation approach utilizes publicly traded construction companies’ enterprise values, as compared to their recent EBITDA information. For the 2011 analysis, the Company used an average EBITDA multiple of 3.0 to 4.5 times in determining this market approach metric. This multiple is used as a valuation metric to the Company’s most recent financial performance. The Company used EBITDA as an indicator of demand because it is a widely used key indicator of the cash generating capacity of similar companies.

Market Approach—Comparisons of Recent Transactions. This valuation approach uses publicly available information regarding recent third-party sales transactions in the Company’s industry to derive a valuation metric of the target’s respective enterprise values over their EBITDA amounts. For the Company’s 2011 analysis, the Company did not weigh this market approach because current economic conditions did not yield significant recent transactions to derive an appropriate valuation metric.

The Company selected these valuation approaches because it believe the combination of these approaches, along with its best judgment regarding underlying assumptions and estimates, provides the Company with the best estimate of fair value. The Company believes these valuation approaches are proven and appropriate for its industry and widely accepted by investors. The estimated fair value would change if the Company’s weighting assumptions under these valuation approaches were materially modified. For its 2011 analysis, the Company weighted the Income Approach—Discounted Cash Flows at 70.0 percent and the Market Approach—Multiples of EBITDA at 30.0 percent. This weighting was utilized to reflect fair value in current market conditions.

The Company’s valuation model utilizes assumptions, which represent its best estimate of future events, but would be sensitive to positive or negative changes in each of the underlying assumptions as well as an alternative weighting of valuation methods, which would result in a potentially higher or lower goodwill impairment charge. The Company can provide no assurance that future goodwill impairments will not occur.

Detailed below is a table of key underlying assumptions for all reporting units utilized in the fair value estimate calculation for the years ended December 31, 2011, 2010 and 2009.

	2011	2010	2009
Income Approach—Discounted Cash Flows
Revenue Growth Rates	2.5% to 41.0%	3.0% to 34.6%	(22.9%) to 37.2%
Weighted Average Cost of Capital	17.0% to 18.0%	14.0% to 15.0%	15.0 to 16.0%
Terminal Value Rate	2.5%	3.0%	3.0%
EBITDA Margin Rate	4.1% to 12.0%	4.2% to 6.7%	5.5% to 9.6%
Market Approach—Multiples of EBITDA
EBITDA Multiples Used	3.0 to 4.5	4.5 to 5.5	4.0 to 4.5
Market Approach—Comparison of Recent Transactions
EBITDA Multiples Used	N/A	N/A	N/A

During the third quarter of 2011, the Company recorded an impairment charge of $143,543 related to its Utility T&D segment. The Company’s original March 2010 growth projections in the electric transmission and distribution business have not materialized. The continued slow economic recovery, exacerbated by the recent recurrence of instability in the world financial markets, and the hard-hit U.S. housing sector, have resulted in a reassessment of future growth rates and led to a reduction in the outlook for expected future cash flows in this segment.

The initial purchase price allocation to acquired assets and liabilities for the InfrastruX acquisition included a $55,340 liability for the estimated fair value of the 2010, 2011 and combined two-year earnout provisions in the Merger Agreement. At the time of the purchase price allocation, recognition of this $55,340 liability resulted in goodwill increasing by a corresponding amount. No payments occurred and accordingly, the liability was reduced to zero as of December 31, 2011. Reductions to the liability resulted in a corresponding increase in operating income and net income of $10,000 during the year ended December 31, 2011 and a corresponding increase in operating income and net income of $45,340 during the year ended December 31, 2010.

The Company’s weighted average cost of capital used for the original purchase price valuation has increased 1.6 percentage points from 14.4 percent at the time of the InfrastruX acquisition to 16.0 percent on July 1, 2011. The primary driver of the percentage increase was related to a higher risk premium. The Company’s fair value analysis was heavily weighted on discounted cash flows. The resulting discounted cash flows would have been $65,000 higher if the discount rate was reduced to 14.4 percent.

During the fourth quarter of 2011, in connection with its annual goodwill impairment test, the Company recorded impairment charges of $32,822 and $2,210, respectively, to its Oil & Gas and Canada segments, which represents a full write-off of goodwill attributed to its Oil & Gas and Canada segments. The impairment charge was a result of a depressed fair market valuation for these segments which drove an overall decline in market capitalization. The Utility T&D segment was less impacted in part due to its impairment charge recorded in the third quarter of 2011.

As a result of the above impairment charges, the Company’s consolidated goodwill was reduced to $8,067 at December 31, 2011 and relates entirely to the Utility T&D segment. In connection with the Company’s annual goodwill impairment test, the fair value of the Utility T&D segment was $2,114 higher than its carrying value.

In 2010, the Company began to experience reduced demand for services within its Oil & Gas segment. This downturn resulted from a low level of both capital and maintenance spending in the refining industry, which has fostered a highly competitive environment, resulting in significantly decreased margins. During the third quarter of 2010, in connection with the completion of the Company’s preliminary forecasts for 2011, it became evident that a goodwill impairment associated with this segment was probable. Due to time restrictions with the filing of its third quarter Form 10-Q, the Company was unable to fully complete its two step impairment test. According to the accounting standards for goodwill, if the second step of the goodwill impairment test is not complete before the financial statements are issued or are available to be issued and a goodwill impairment loss is probable and can be reasonably estimated, the best estimate of that loss shall be recognized. Using a weighted combination of both the Income Approach—Discounted Cash Flows and the Market Approach—Multiples of EBITDA to determine the fair value of the segment versus its carrying value, an estimated range of likely impairment was determined and an impairment charge of $12,000 was recorded during the third quarter of 2010.

During the fourth quarter of 2010, in connection with the completion of its required annual goodwill impairment testing, the Company completed its step two analysis, which resulted in an additional $48,000 charge to the Oil & Gas segment bringing the total to $60,000 for 2010.

The Company’s other intangible assets as of December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Customer Relationships	Trademark/ Tradename	Non-compete Agreements	Technology	Total
Balance as of December 31, 2010	$176,213	$13,249	$770	$5,225	$195,457
Amortization	(13,506)	(1,405)	(220)	(550)	(15,681)
Other	—	140	—	—	140

Balance as of December 31, 2011	$162,707	$11,984	$550	$4,675	$179,916

Weighted average remaining amortization period	12.3 yrs	8.3 yrs	2.5 yrs	8.5 yrs

	December 31, 2010
	Customer	Trademark/	Non-compete
	Relationships	Tradename	Agreements	Technology	Total
Balance as of December 31, 2009	$34,547	$1,235	$990	$—	$36,772
Additions	152,890	12,700	—	5,200	170,790
Purchase price adjustments	(2,760)	—	—	300	(2,460)
Amortization	(8,464)	(765)	(220)	(275)	(9,724)
Other	—	79	—	—	79

Balance as of December 31, 2010	$176,213	$13,249	$770	$5,225	$195,457

Weighted average remaining amortization period	13.3 yrs	9.4 yrs	3.5 yrs	9.5 yrs

Intangible assets are amortized on a straight-line basis over their estimated useful lives, which range from 5 to 15 years.

Estimated amortization expense for each of the subsequent five years and thereafter is as follows:

Fiscal year:
2012	$15,638
2013	15,638
2014	15,528
2015	15,418
2016	15,418
Thereafter	102,276

Total amortization	$179,916

Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Accounts Payable and Accrued Liabilities [Abstract]
Accounts Payable and Accrued Liabilities

8. Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities as of December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
Trade accounts payable	$124,218	$89,763
Payroll and payroll liabilities	35,700	40,945
Provision for loss on contracts	2,202	1,603
Self insurance accrual	24,964	27,524
Other accrued liabilities	34,473	24,743

Total accounts payable and accrued liabilities	$221,557	$184,578

Government Obligations	12 Months Ended
Dec. 31, 2011
Government Obligations [Abstract]
Government Obligations

9. Government Obligations

Government obligations represent amounts due to government entities, specifically the DOJ and the SEC, in final settlement of the investigations involving violations of the Foreign Corrupt Practices Act (the “FCPA”) and violations of the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). These investigations stemmed primarily from the Company’s former operations in Bolivia, Ecuador and Nigeria. In May 2008, the Company reached final settlement agreements with the DOJ and the SEC to settle their investigations. As previously disclosed, the agreements provided for an aggregate payment of $32,300, including $22,000 in fines to the DOJ related to the FCPA violations, consisting of $10,000 paid on signing and $4,000 annually for three years thereafter, with no interest due on unpaid amounts, and $10,300 to the SEC, consisting of $8,900 of profit disgorgement and $1,400 of pre-judgment interest, payable in four equal annual installments of $2,575 with the first installment paid on signing and annually for three years thereafter. Post-judgment interest was payable on the outstanding $7,725.

In May 2008, the Company paid $12,575 of the aggregate obligation, which consisted of the initial $10,000 payment to the DOJ, and the first installment of $2,575 to the SEC, inclusive of all pre-judgment interest. In 2009 and 2010, the Company paid $6,575 of the aggregated obligation each year, which consisted of the $4,000 annual installment to the DOJ and the $2,575 annual installment to the SEC, inclusive of all pre-judgment interest.

In May 2011, the Company paid the remaining related aggregated obligation of $6,575, consisting of $4,000 and $2,575 to the DOJ and SEC, respectively, and in October 2011 paid $118, which completed payment of the post-judgment interest owed under the settlement agreements. All sums due under the settlement agreements have now been paid in full.

Long-term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt [Abstract]
Long-term Debt

10. Long-term Debt

Long-term debt as of December 31, 2011 and 2010 was as follows:

	December 31, 2011	December 31, 2010
Term loan, net of unamortized discount of $7,138 and $16,126	$168,733	$283,124
Borrowings under credit facility	59,357	—
2.75% convertible senior notes, net	—	58,675
6.5% senior convertible notes, net	32,050	32,050
Capital lease obligations	6,464	11,107
Other obligations	2,190	2,972

Total debt	268,794	387,928
Less: current portion	(34,441)	(76,960)

Long-term debt, net	$234,353	$310,968

2010 Credit Facility

The Company entered into a new credit agreement dated June 30, 2010 (the “2010 Credit Agreement”), among Willbros United States Holdings, Inc. (“WUSH”), a subsidiary of the Company (formerly known as Willbros USA, Inc.) as borrower, the Company and certain of its subsidiaries, as Guarantors, the lenders from time to time party thereto (the “Lenders”), Crédit Agricole Corporate and Investment Bank (“Crédit Agricole”), as Administrative Agent, Collateral Agent, Issuing Bank, Revolving Credit Facility Sole Lead Arranger, Sole Bookrunner and Participating Lender, UBS Securities LLC (“UBS”), as Syndication Agent, Natixis, The Bank of Nova Scotia and Capital One, N.A., as Co-Documentation Agents, and Crédit Agricole and UBS as Term Loan Facility Joint Lead Arrangers and Joint Bookrunners. The 2010 Credit Agreement consists of a four year, $300,000 term loan facility (“Term Loan”) maturing in July 2014 and a three year revolving credit facility of $175,000 maturing in July 2013 (the “Revolving Credit Facility” or the “2010 Credit Facility”) and replaced the Company’s existing three-year $150,000 senior secured credit facility, which was scheduled to expire in November 2010. The proceeds from the Term Loan were used to pay part of the cash portion of the merger consideration payable in connection with the Company’s acquisition of InfrastruX.

The initial aggregate amount of commitments for the Revolving Credit Facility totaled $175,000. An accordion feature permits the Company to increase the size of the facility by up to $75,000, subject to the agreement of each of the Lenders who participate in the increased commitment and only if the total leverage ratio, on a pro forma basis, after giving effect to the commitment increase, will not exceed 2.75 to 1.00 and the Company is in compliance with certain other terms of the Revolving Credit Facility. The Revolving Credit Facility is available for letters of credit and for revolving loans, which may be used for working capital and general corporate purposes. The Company is able to utilize 100 percent of the Revolving Credit Facility to obtain letters of credit and will have a sublimit of $150,000 for revolving loans.

On March 4, 2011, the 2010 Credit Agreement was amended to allow the Company to make certain dispositions of equipment, real estate and business units. In most cases, proceeds from these dispositions would be required to pay-down the existing Term Loan made pursuant to the 2010 Credit Agreement. Financial covenants and associated definitions, such as Consolidated EBITDA, were also amended to permit the Company to carry out its business plan and to clarify the treatment of certain items. Further, the Company has agreed to limit its revolver borrowings to $25,000, with the exception of proceeds from revolving borrowings used to make any payments in respect of both the 2.75% Convertible Senior Notes (the “2.75% Notes”) and the 6.5% Senior Convertible Notes (the “6.5% Notes”), until its maximum total leverage ratio is 3.00 to 1.00 or less. This amendment does not change the limit on obtaining letters of credit. The amendment also modifies the definition of Excess Cash Flow to include proceeds from the TransCanada Pipelines, Ltd. (“TransCanada”) arbitration, which required the Company to use a portion of such proceeds to further pay-down the existing Term Loan. For prepayments made with Net Debt Proceeds or Equity Issuance Proceeds (as those terms are defined in the 2010 Credit Agreement), the amendment requires a prepayment premium of 4% of the principal amount of the Term Loans to be paid before December 31, 2011 and 1% of the principal amount of the Term Loans to be paid on or after December 31, 2011 but before December 31, 2012. Premiums for prepayments made with proceeds other than Net Debt Proceeds or Equity Issuance Proceeds remain the same as set forth under the 2010 Credit Agreement.

Subsequent to this amendment, on March 15, 2011, the Company borrowed $59,357 under the Revolving Credit Facility to fund the purchase of its 2.75% Notes. These borrowings are included in “Long-term debt” at December 31, 2011.

During the year ended December 31, 2011, the Company made payments of $123,379 against its Term Loan. These payments resulted in the recognition of a $6,304 loss on early extinguishment of debt for the twelve months ended December 31, 2011. These losses represent the write-off of unamortized Original Issue Discount and financing costs inclusive of early payment fees.

Subsequent to the year ended December 31, 2011, the Company made a $30,000 payment against its Term Loan.

Interest payable under the 2010 Credit Agreement is determined by the loan type. Base rate loans require annual interest payments equal to the adjusted base rate plus the applicable margin for base rate loans. The adjusted base rate is equal to the highest of (a) the Prime Rate in effect for such day, (b) the sum of the Federal Funds Effective Rate in effect for such day plus 1/2 of 1.0% per annum, (c) the sum of the Prime, London Inter-Bank Offered Rate (“LIBOR”) or Eurocurrency Rate in effect for such day with a maturity of one month plus 1.0% per annum and (d) with respect to Term Loans only is 3.0% per annum. The applicable margin for base rate loans is 6.50% per annum for Term Loans and a fixed margin based on the Company’s leverage ratio for revolving advances. Eurocurrency rate loans require annual interest payments equal to the Eurocurrency Rate plus the applicable margin for Eurocurrency rate loans. The Eurocurrency Rate is equal to the LIBOR rate in effect for such day, subject to a 2.0% floor for Term Loans only. The applicable margin for Eurocurrency rate loans is 7.50% per annum for Term Loans and a fixed margin based on the Company’s leverage ratio for revolving advances. As of December 31, 2011, the interest rate on the Term Loan (currently a Eurocurrency rate loan) was 9.5%. Interest payments on the Eurocurrency rate loans are payable in arrears on the last day of such interest period, and, in the case of interest periods of greater than three months, on each business day which occurs at three month intervals from the first day of such interest period. Interest payments on base rate loans are payable quarterly in arrears on the last business day of each calendar quarter. Additionally, the Company is required under the terms of the 2010 Credit Agreement to maintain in effect one or more hedging arrangements to fix or otherwise limit the interest cost with respect to at least 50 percent of the aggregate outstanding principal amount of the Term Loan.

The Term Loan was issued at a discount such that the funded portion was equal to 94 percent of the principal amount of the Term Loan. Accordingly, the Company recognized an $18,000 discount on the Term Loan that is being amortized over the four-year term of the Term Loan.

The 2010 Credit Facility is secured by substantially all of the assets of WUSH, the Company and the other Guarantors. The 2010 Credit Agreement prohibits the Company from paying cash dividends on its common stock.

The 2010 Credit Agreement was amended, effective March 29, 2012 to eliminate the Minimum Net Tangible Worth covenant as of December 31, 2011.

The table below sets forth the primary covenants in the 2010 Credit Agreement and the status with respect to these covenants as of December 31, 2011.

	Covenants Requirements(1)	Actual Ratios at December 31, 2011
Maximum Total Leverage Ratio (debt divided by Covenant EBITDA) should be less than:	4.75 to 1	3.63
Minimum Interest Coverage Ratio (Covenant EBITDA divided by interest expense as defined in the 2010 Credit Agreement) should be greater than:	2.00 to 1	2.59

(1)

The Maximum Total Leverage Ratio decreases to 3.75 as of March 31, 2012, 3.50 as of June 30, 2012 and 3.25 as of December 31, 2012. The Minimum Interest Coverage Ratio increases to 2.25 as of March 31, 2012 and 2.75 as of June 30, 2012.

The Maximum Total Leverage Ratio requirement declined to 4.75 to 1 as of December 31, 2011 from 5.00 to 1 at September 30, 2011. Depending on its financial performance, the Company may be required to request amendments, or waivers for the primary covenants, dispose of assets, or obtain refinancing in future periods. There can be no assurance that the Company will be able to obtain amendments or waivers, complete asset sales, or negotiate agreeable refinancing terms should it become needed.

The 2010 Credit Agreement also includes customary affirmative and negative covenants, including:

•	Limitations on capital expenditures (greater of $70,000 or 25% of EBITDA).

•	Limitations on indebtedness.

•	Limitations on liens.

•	Limitations on certain asset sales and dispositions.

•	Limitations on certain acquisitions and asset purchases if certain liquidity levels are not maintained.

A default under the 2010 Credit Agreement may be triggered by events such as a failure to comply with financial covenants or other covenants under the 2010 Credit Agreement; a failure to make payments when due under the 2010 Credit Agreement; a failure to make payments when due in respect of, or a failure to perform obligations relating to, debt obligations in excess of $15,000; a change of control of the Company; and certain insolvency proceedings. A default under the 2010 Credit Agreement would permit Crédit Agricole and the lenders to terminate their commitment to make cash advances or issue letters of credit, require the immediate repayment of any outstanding cash advances with interest and require the cash collateralization of outstanding letter of credit obligations. As of December 31, 2011, the Company was in compliance with all covenants under the 2010 Credit Agreement.

In addition, any “material adverse change” could restrict the Company’s ability to borrow under the 2010 Credit Agreement and could also be deemed an event of default under the 2010 Credit Agreement. A “material adverse change” is defined as a change in the Company’s business, results of operations, properties or condition that could reasonably be expected to have a material adverse effect, as defined in the 2010 Credit Agreement.

Incurred unamortized debt issue costs associated with the 2010 Credit Agreement are $9,427 as of December 31, 2011. These debt issue costs are included in “Other assets” at December 31, 2011. These costs will be amortized to interest expense over the three- and four-year terms of the Revolving Credit Facility and Term Loan, respectively.

6.5% Senior Convertible Notes

In December 2005, the Company completed a private placement of $65,000 aggregate principal amount of its 6.5% Notes, pursuant to a purchase agreement (the “Purchase Agreement”). During the first quarter of 2006, the initial purchasers of the 6.5% Notes exercised their options to purchase an additional $19,500 aggregate principal amount of the 6.5% Notes. The primary offering and the purchase option of the 6.5% Notes totaled $84,500.

The 6.5% Notes are governed by an indenture by and among the Company, as issuer, WUSH, as guarantor, and Bank of Texas, N.A. (as successor to the original trustee), as Trustee (the “Indenture”), and were issued under the Purchase Agreement by and among the Company and the initial purchasers of the 6.5% Notes (the “Purchasers”), in a transaction exempt from the registration requirements of the Securities Act. The 6.5% Notes are convertible into shares of the Company’s common stock at a conversion rate of 56.9606 shares of common stock per $1,000 principal amount of notes representing a conversion price of approximately $17.56 per share. If all notes had been converted to common stock at December 31, 2011, 1,825,587 shares would have been issuable based on the principal amount of the 6.5% Notes that remain outstanding, subject to adjustment in certain circumstances. The 6.5% Notes are general senior unsecured obligations. Interest is due semi-annually on June 15 and December 15.

The 6.5% Notes mature on December 15, 2012 unless the notes are repurchased or converted earlier. The Company does not have the right to redeem the 6.5% Notes prior to maturity. Upon maturity, the principal amount plus the accrued interest through the day prior to the maturity date is payable only in cash. The 6.5% Notes remain outstanding as of December 31, 2011 and continue to be subject to the terms and conditions of the Indenture governing the 6.5% Notes. An aggregate principal amount of $32,050 remains outstanding (net of $0 discount) and has been classified as current and included within “Notes payable and current portion of other long-term debt” on the Consolidated Balance Sheet at December 31, 2011. The holders of the 6.5% Notes have the right to require the Company to purchase the 6.5% Notes for cash upon the occurrence of a Fundamental Change, as defined in the Indenture. In addition to the amounts described above, the Company will be required to pay a “make-whole premium” to the holders of the 6.5% Notes who elect to convert their notes into the Company’s common stock in connection with a Fundamental Change. The make-whole premium is payable in additional shares of common stock and is calculated based on a formula with the premium ranging from 0.0 percent to 28.0 percent depending on when the Fundamental Change occurs and the price of the Company’s stock at the time the Fundamental Change occurs.

Upon conversion of the 6.5% Notes, the Company has the right to deliver, in lieu of shares of its common stock, cash or a combination of cash and shares of its common stock. Under the Indenture, the Company is required to notify holders of the 6.5% Notes of its method for settling the principal amount of the 6.5% Notes upon conversion. This notification, once provided, is irrevocable and legally binding upon the Company with regard to any conversion of the 6.5% Notes. On March 21, 2006, the Company notified holders of the 6.5% Notes of its election to satisfy its conversion obligation with respect to the principal amount of any 6.5% Notes surrendered for conversion by paying the holders of such surrendered 6.5% Notes 100 percent of the principal conversion obligation in the form of common stock of the Company. Until the 6.5% Notes are surrendered for conversion, the Company will not be required to notify holders of its method for settling the excess amount of the conversion obligation relating to the amount of the conversion value above the principal amount, if any. In the event of a default of $10,000 or more on any credit agreement, including the 2010 Credit Facility, a corresponding event of default would result under the 6.5% Notes.

On March 10, 2010, the Company entered into Consent Agreements (the “Consent Agreements”) with Highbridge International LLC, Whitebox Combined Partners, LP, Whitebox Convertible Arbitrage Partners, LP, IAM Mini-Fund 14 Limited, HFR Combined Master Trust and Wolverine Convertible Arbitrage Trading Limited (the “Consenting Holders”), who collectively held a majority of the $32,050 in aggregate principal amount outstanding of the 6.5% Notes. Pursuant to the Consent Agreements, the Consenting Holders consented to modifications and amendments to the Indenture substantially in the form and substance set forth in a third supplemental indenture (the “Third Supplemental Indenture”) to the indenture for the 6.5% Notes. The Third Supplemental Indenture initially provided, among other things, for an amendment to Section 6.13 of the Indenture so that certain restrictions on the Company’s ability to incur indebtedness would not be applicable to the borrowing by the Company of an amount not to exceed $300,000 under a new credit facility to be entered into in connection with the acquisition of InfrastruX.

On May 10, 2010, the Company entered into an Amendment to Consent Agreement (the “Amendment”) with the Consenting Holders. Pursuant to the Amendment, the Consenting Holders consented to modifications to the Third Supplemental Indenture to clarify that certain restrictions on the Company’s ability to incur indebtedness would not be applicable to certain borrowings by the Company to acquire InfrastruX regardless of whether the borrowing consisted of a term loan under a new credit agreement, a new series of notes or bonds or a combination thereof.

On September 16, 2011, following receipt of the requisite consents of the holders of the 6.5% Notes, the Company entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to the Indenture for the 6.5% Notes. The Fourth Supplemental Indenture amends Section 6.13 of the Indenture to change the Maximum Total Leverage Ratio from 4.00 to 1.00 to 6.00 to 1.00 during the fiscal quarter ending December 31, 2011, 5.50 to 1.00 during the fiscal quarter ending March 31, 2012, 3.75 to 1.00 during the fiscal quarter ending June 30, 2012 and 3.50 to 1.00 during the fiscal quarters ending September 30, 2012 and December 31, 2012. The Fourth Supplemental Indenture is a debt incurrence test and the calculation of the Maximum Total Leverage Ratio mirrors the calculation in the 2010 Credit Agreement. In addition, the Fourth Supplemental Indenture conforms the definition of Consolidated EBITDA in the Indenture to the definition of Consolidated EBITDA in the 2010 Credit Agreement. Depending on its financial performance, the Company may be required to request amendments, or waivers for the debt incurrence covenant under the Indenture, dispose of assets, or obtain refinancing in future periods. There can be no assurance that the Company will be able to obtain amendments or waivers, complete asset sales, or negotiate agreeable refinancing terms should it become needed.

The Company is required to separately account for the debt and equity components of the 6.5% Notes in a manner that reflects its nonconvertible debt-borrowing rate at the time of issuance. The difference between the fair value and the principal amount was recorded as a debt discount and as a component of equity. The debt discount was fully amortized in 2010 and as such, the carrying amount of the 6.5% Notes was $32,050 at both December 31, 2011 and December 31, 2010.

The amount of interest expense recognized and effective interest rate related to this debt for the years ended December 31, 2011, 2010 and 2009 were as follows:

	Year Ended December 31,
	2011	2010	2009
Contractual coupon interest	$2,083	$2,083	$2,083
Amortization of discount	—	600	552

Interest expense	$2,083	$2,683	$2,635

Effective interest rate	6.50%	8.46%	8.46%

2.75% Convertible Senior Notes

In 2004, the Company completed a primary offering of $60,000 of the 2.75% Notes. In addition, the initial purchasers of the 2.75% Notes exercised their option to purchase an additional $10,000 aggregate principal amount of the 2.75% Notes. The primary offering and purchase option of the 2.75% Notes totaled $70,000. The holders of the 2.75% Notes had the right to require the Company to purchase the 2.75% Notes, including unpaid interest, on March 15, 2011, 2014, and 2019 or upon a change of control related event. On March 15, 2011, the holders exercised their right and the Company made a cash payment of $59,357 to the holders, which included $332 of unpaid interest. In order to fund the purchase, the Company borrowed $59,357 under the Revolving Credit Facility. The 2.75% Notes were general senior unsecured obligations. Interest was paid semi-annually on March 15 and September 15. The 2.75% Notes would have matured on March 15, 2024 if the notes had not been repurchased earlier. Upon maturity, the principal amount plus the accrued interest through the day prior to the maturity date was payable only in cash.

The amount of interest expense recognized and effective interest rate related to this debt for the years ended December 31, 2011, 2010 and 2009 were as follows:

	Year Ended December 31,
	2011	2010	2009
Contractual coupon interest	$—	$1,632	$1,632
Amortization of discount	—	2,604	2,419

Interest expense	$—	$4,236	$4,051

Effective interest rate	N/A	7.40%	7.40%

Capital Leases

The Company has entered into multiple capital lease agreements to acquire various construction and transportation equipment which have a weighted average of interest paid of 6.9 percent. Assets held under capital leases at December 31, 2011 and 2010 are summarized below:

	December 31,
	2011	2010
Construction equipment	$3,615	$13,706
Transportation equipment	3,683	9,630
Furniture and equipment	3,562	1,885

Total assets held under capital lease	10,860	25,221
Less: accumulated depreciation	(5,169)	(10,733)

Net assets under capital lease	$5,691	$14,488

The following are the minimum lease payments for assets financed under capital lease arrangements as of December 31, 2011 and for each of the next five years and thereafter:

Fiscal year:
2012	$3,223
2013	1,624
2014	1,052
2015	1,003
2016	480
Thereafter	—

Total minimum lease payments under capital lease obligations	7,382
Less: future interest expense	(918)

Net minimum lease payments under capital leases obligations	6,464
Less: current portion of net minimum lease payments	(2,818)

Long-term net minimum lease payments	$3,646

Maturities

The principal amounts due under our long-term debt obligations as of December 31, 2011 for each of the next five years and thereafter is as follows:

Fiscal year:
2012	$32,050
2013	59,357
2014	175,871
2015	—
2016	—
Thereafter	—

$267,278

Other Obligations

The Company has unsecured credit facilities with banks in certain countries outside the United States. Borrowings in the form of short-term notes and overdrafts are made at competitive local interest rates. Generally, each line is available only for borrowings related to operations in a specific country. Credit available under these facilities is approximately $6,381 at December 31, 2011. There were no outstanding borrowings made under these facilities at December 31, 2011 or 2010.

Retirement Plans and Benefits	12 Months Ended
Dec. 31, 2011
Retirement Plans and Benefits [Abstract]
Retirement Plans and Benefits

11. Retirement Plans and Benefits

Multiemployer Plans

The Company contributes to a number of multiemployer defined benefit pension plans under the terms of collective-bargaining agreements that cover certain union-represented employees. Currently, the Company has no intention to withdraw from these plans. The risks of participating in a multiemployer plan are different from single-employer plans in the following aspects:

a.	Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b.	If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers.

c.	If a participating employer chooses to stop participating in a multiemployer plan, the employer may be required to pay the plan an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

The Employee Retirement Income Security Act of 1974 (“ERISA”), as amended by the Multi-Employer Pension Plan Amendments Act of 1980, imposes certain liabilities upon employers who are contributors to a multi-employer plan in the event of the employer’s withdrawal from, or upon termination of, such plan. The plans do not maintain information on the net assets and actuarial present value of the plans’ unfunded vested benefits allocable to the Company. As such, the amount, if any, for which the Company may be contingently liable, is not ascertainable at this time.

The majority of the Company’s unionized employees work in the building and construction industry (“B&C”), and therefore, the Company believes it satisfies the criteria for the B&C industry exception under ERISA for those multiemployer pension plans that primarily cover employees in the B&C industry. As a result, the Company does not expect to be assessed a withdrawal liability when it ceases making contributions to those plans after the completion of a project or projects, so long as it does not continue to perform work in the jurisdiction of the pension plan on a non-union basis. The applicability of the B&C industry proviso is fact specific, so there can be no assurance in any particular situation whether the B&C proviso applies or whether withdrawal liability will be assessed.

The Pension Protection Act of 2006 added new funding rules generally applicable to plan years beginning after 2007 for multiemployer plans that are classified as “endangered,” “seriously endangered,” or “critical” status. For a plan in endangered, seriously endangered or critical status, additional required contributions and benefit reductions may apply. A number of plans to which the Company’s business units contribute or may contribute in the future are in “endangered” or “critical” status. Certain of these plans may require additional contributions, generally in the form of a surcharge on future benefit contributions required for future work performed by union employees covered by these plans. The amount of additional funds, if any, that the Company may be obligated to contribute to these plans in the future cannot be estimated, as such amounts will likely be based on future levels of work that require the specific use of those union employees covered by these plans.

The following table contains a summary of plan information relating to the Company’s participation in multiemployer pension plans, including Company contributions for the last three years, status of the multiemployer plan, and whether the plan is subject to a funding improvement, rehabilitation plan or contribution surcharges. Information has been presented separately for individually significant plans (defined as plans that make up 70 to 80 percent of the total Company defined benefit contributions and any plan that exceeds individual contributions of $100 in any plan year presented).

Fund	EIN/PN	PPA Zone Status(1)	Plan Year End for Zone Status	Subject to Funding Improvement/ Rehabilitation Plan (2)	2011 Contributions	2010 Contributions	2009 Contributions	Surcha-rge Impose	Expiration Date of Collective Bargaining Agreement
Boilermaker-Blacksmith National Pension Trust	48-6168020/ 001	Yellow	12/31/2011	Yes	$3,759	$3,797	$2,790	No	12/31/2013

Excavators Union Local 731 Pension Fund	13-1809825/ 001	Green	12/31/2011	No	$1,135	$376	$—	No	6/30/2012

Laborers Local Union No 1298 of Nassau & Suffolk Counties	11-1970385/ 001	Yellow	6/30/2011	Yes	$1,071	$—	$—	No	5/31/2012

I.B.E.W. Local 25 Pension Fund	11-6038558/ 001	Green	12/31/2011	No	$750	$44	$—	No	4/26/2013

Pennsylvania Heavy and Highway Contractors Pension Trust	23-6531755/ 001	Green	12/31/2011	No	$625	$311	$—	No	Not Available

I.B.E.W. Local 1249 Pension Plan	15-6035161/ 001	Red	12/31/2011	Yes	$525	$604	$—	No	5/3/2013

Plumbers and Pipefitters National Pension Fd	52-6152779/ 001	Yellow	6/30/2011	Yes	$431	$324	$269	No	8/31/2012

Central Pension Fund of the International Union of Operating Engineers and Participating Employers	36-6052390/ 001	Green	1/31/2011	No	$368	$48	$—	No	5/31/2015

Local 282 Pension Trust Fund	11-6245313/ 001	Green	2/28/2011	No	$153	$48	$—	No	6/30/2016

Pension Plan of Steamfitters Pension Fund 475	22-6029738/ 001	Yellow	12/31/2011	Yes	$81	$202	$16	No	4/30/2013

Central Pension Fund of the IUOE and Participating Employers	36-6052390/ 001	Green	1/31/2011	No	$45	$202	$19	No	5/31/2013

Laborers National Pension Fund	75-1280827/ 001	Green	12/31/2011	No	$6	$15	$225	No	5/31/2012

Plumbers & Steamfitters Local Union #248 Pension Plan	31-1017514/ 001	Green	3/31/2011	No	$—	$—	$611	No	5/31/2012

The California Ironworkers Field Pension Trust	95-6042866/ 001	Yellow	5/31/2011	Yes	$—	$133	$35	No	6/30/2012

Other Funds					$524	$759	$402

Total Contributions:					$9,473	$6,863	$4,367

(1)

The zone status is based on information that Company received from the plan as well as publicly available information per the Department of Labor website and is certified by the plan’s actuary. Among other factors, plans in the red zone are generally less than 65 percent funded, plans in the yellow zone are less than 80 percent funded, and plans in the green zone are at least 80 percent funded.

(2)	The “Subject to Financial Improvement / Rehabilitation Plan” column indicates plans for which a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented. The last column lists the expiration date(s) of the collective-bargaining agreement(s) to which the plans are subject.

Based upon the most recent and available plan financial information, the Company did not make any contributions that represented more than 5 percent of total plan contributions in any of the plan years presented above.

Defined Contribution Plans

In addition to the contributions noted above to multiemployer defined benefit pension plans, the Company also makes contributions to defined contribution plans. Contributions to all defined contribution plans were $6,235, $6,198 and $4,864 for the years ended December 31, 2011, 2010 and 2009, respectively. The zone status outlined above does not apply to defined contribution plans.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

12. Income Taxes

The Company is domiciled in the United States and operates primarily in the U.S., Canada, and Oman. These countries have different tax regimes and tax rates which affect the consolidated income tax provision of the Company and its effective tax rate. Moreover, losses from one country generally cannot be used to offset taxable income from another country and some expenses incurred in certain tax jurisdictions receive no tax benefit thereby affecting the effective tax rate.

Income (loss) before income taxes on continuing operations consists of:

	Year Ended December 31,
	2011	2010	2009
Other countries	$3,558	$17,286	$18,411
United States	(241,326)	(65,362)	8,724

	(237,768)	(48,076)	27,135
Oman noncontrolling interest	1,195	1,207	1,817

	$(236,573)	$(46,869)	$28,952

Provision for income taxes on continuing operations by country consists of:

	Year Ended December 31,
	2011	2010	2009
Current provision:
Other countries	$(2,908)	$4,725	$7,321
United States:
Federal	(1,672)	(12,671)	2,648
State	2,258	2,078	921

	(2,322)	(5,868)	10,890

Deferred tax expense (benefit):
Other countries	3,338	(1,794)	(3,877)
United States	(33,310)	(23,386)	515

	(29,972)	(25,180)	(3,362)

Total provision (benefit) for income taxes (1).	$(32,293)	$(31,048)	$7,528

(1)

The total provision for income taxes excludes net adjustments related to unrecognized tax benefits of $(759), $(768) and $(1,058) for 2011, 2010 and 2009, respectively, as a result of the adoption of the FASB’s standard regarding the recognition of tax benefits.

The provision for income taxes has been determined based upon the tax laws and rates in the countries in which operations are conducted and income is earned. The Company and its subsidiaries operating in the United States are subject to federal income tax rates up to 35 percent and varying state income tax rates and methods of computing tax liabilities. The Company’s principal international operations are in Canada and Oman. The Company’s subsidiaries in Canada and Oman are subject to corporate income tax rates of 28 percent and 12 percent, respectively. The Company did not have any non-taxable foreign earnings from tax holidays for taxable years 2009 through 2011.

As required by the FASB’s standard on income taxes-special areas, the Company has analyzed its operations in the U.S., Canada, and Oman. The Company’s current operating strategy is not to reinvest all earnings of its operations internationally. Instead, dividends are distributed to the U.S. parent or its U.S. affiliates. Deemed dividends were paid from foreign operations to Willbros Group, Inc. or its domestic subsidiaries during 2011 in the amount of $37,500 with an associated tax cost of $8,882.

A reconciliation of the differences between the provision for income tax computed at the appropriate statutory rates and the reported provision for income taxes is as follows. For 2011, 2010 and 2009, the Company was domiciled in the U.S., which has a 35.0 percent statutory tax rate.

	2011	2010	2009
Taxes on earnings at statutory rate in domicile of parent company	$(83,219)	$(18,020)	$8,391
Earnings taxed at rates less or greater than parent company rates:
United States	—	—	—
Other countries	4,122	(2,972)	(1,615)
State income taxes, net of U.S. federal benefit	(767)	(1,594)	506
Contingent earnout	(3,500)	(15,869)	—
Goodwill impairment	(26,907)	—	—
Per diem	1,651	1,462	1,358
Acquisition costs	—	1,208	—
Changes in provision for unrecognized tax positions	(759)	(931)	(1,031)
Change in valuation allowance	24,740	16	(301)
Stock-based compensation deferred tax asset write-off	915	3,865	—
Other	(2,383)	1,787	220

Total provision (benefit) for income taxes	$(32,293)	$(31,048)	$7,528

Upon adoption of the FASB’s standard on the recognition of tax benefits in 2007, the Company recorded a $6,369 charge to beginning stockholders’ equity for unrecognized tax positions. During 2011, the Company recognized $859 of previously recorded unrecognized tax benefits due to the expiration of the statute of limitations for purposes of assessment. The Company accrued new uncertain tax positions in the amount of $126. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at January 1, 2011	$3,649
Change in measurement of existing tax positions related to expiration of statute of limitations	(859)
Additions based on tax positions related to the current year	126
Additions based on tax positions related to prior years	(259)
Foreign exchange difference in Canadian operations	(76)

Balance at December 31, 2011	$2,581

The $1,649 of unrecognized tax benefits will impact the Company’s effective tax rate if ultimately recognized. The Company does not expect to have significant changes in unrecognized tax benefits within the next twelve months. The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During year ended December 31, 2011, the Company has recognized $232 and $1,449, respectively, in interest expense.

The Company files income tax returns in the United States federal jurisdiction, in various states and in various foreign jurisdictions. The Company is subject to examination for 2008 forward for the United States and the majority of the state jurisdictions, for 2009 forward in Canada, and for 2006 forward with respect to Oman.

The principal components of the Company’s net deferred tax assets (liabilities) are:

	December 31,
	2011	2010 As Revised
Deferred tax assets:
Current:
Accrued vacation	$3,299	$2,609
Allowance for doubtful accounts	512	1,825
Estimated loss	2,013	1,162
Prepaid expenses	1,787	—
Various accrued liabilities	958	5,408
Other	87	—

	8,656	11,004
Non-current:
Deferred compensation	2,270	5,172
Insurance reserve	4,423	—
Term loan amortization	2,657	—
Goodwill impairment	17,816
U.S. tax net operating loss carry forwards	18,278	11,080
State tax net operating loss carry forwards	8,005	7,303
Other	1,863	185

Gross deferred tax assets	55,312	23,740
Valuation allowance	(30,480)	(7,170)

Deferred tax assets, net of valuation allowance	33,488	27,574
Deferred tax liabilities:
Current:
Prepaid expenses	—	(1,616)
Partnership tax deferral	(1,351)	(1,538)

	(1,351)	(3,154)
Non-current:
Unbilled profit/retainage	—	(599)
Bond discount amortization	—	(3,674)
Depreciation	(32,087)	(46,360)
Goodwill & intangibles	—	(9,930)

Deferred tax liabilities	(32,087)	(60,563)

Net deferred tax assets (liabilities)	$50	$(36,143)

United States	$1,040	$(32,611)
Other countries	(990)	(3,532)

Net deferred tax assets (liabilities)	$50	$(36,143)

The valuation allowance for deferred income tax assets at December 31, 2011 and 2010 was $30,450 and $7,170, respectively. The ultimate realization of deferred tax assets related to net operating loss carry forwards, including federal and state net operating loss carry forwards, is dependent upon the generation of future taxable income in a particular tax jurisdiction during the periods in which the use of such net operating losses are allowed. The Company considers future taxable income, including the impacts of reversing taxable temporary differences, future forecasted income and available tax planning strategies, when evaluating whether deferred tax assets are more likely than not to be realized prior to expiration.

At December 31, 2011, the Company has remaining U.S. federal net operating loss carry forwards of $52,222 and state net operating loss carry forwards of $174,484.

The Company’s U.S. federal net operating losses expire beginning in 2031. The Company’s state net operating losses generally expire 20 years after the period in which the net operating loss was incurred. The Company filed an amended U.S. Federal tax return to carry back operating losses incurred in 2010 of approximately $30,031 to offset taxable income in 2008. Additionally, management will be carrying back 2011 tax losses to the extent of taxable income in 2009. After the effect of tax planning strategies, carrybacks of certain federal net operating losses, reversals of existing temporary differences, and projections for future taxable income over the periods in which the deferred tax assets can be utilized to offset taxable income, the remaining net federal deferred tax asset is not more likely than not realizable in the foreseeable future.

Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity

13. Stockholders’ Equity

Stock Ownership Plans

In May 1996, the Company established the Willbros Group, Inc. 1996 Stock Plan (the “1996 Plan”) with 1,125,000 shares of common stock authorized for issuance to provide for awards to key employees of the Company, and the Willbros Group, Inc. Director Stock Plan (the “Director Plan”) with 125,000 shares of common stock authorized for issuance to provide for the grant of stock options to non-employee directors. The number of shares authorized for issuance under the 1996 Plan, and the Director Plan, was increased to 4,825,000 and 225,000, respectively, by stockholder approval. The Director Plan expired August 16, 2006. In 2006, the Company established the 2006 Director Restricted Stock Plan (the “2006 Director Plan”) with 50,000 shares authorized for issuance to grant shares of restricted stock and restricted stock rights to non-employee directors. The number of shares authorized for issuance under the 2006 Director Plan was increased in 2008 to 250,000 by stockholder approval.

On May 26, 2010, the Company established the Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (“2010 Plan”) with 2,100,000 shares of common stock authorized for issuance to provide for awards to key employees of the Company. All future grants of stock awards to key employees will be made through the 2010 Plan. On May 26, 2010, the 1996 Plan was frozen, with the exception of normal vesting, forfeiture and other activity associated with awards previously granted under the 1996 Plan. At December 31, 2011, the 2010 plan had 1,189,779 shares available for grant.

RSU’s and options granted to employees vest generally over a three to four year period. Options granted under the 2010 Plan expire ten years subsequent to the grant date. Upon stock option exercise, common shares are issued from treasury stock. Options granted under the Director Plan are fully vested. Restricted stock and restricted stock rights granted under the 2006 Director Plan vest one year after the date of grant. At December 31, 2011, the 2006 Director Plan had 44,330 shares available for grant. For RSU’s granted prior to March of 2009, certain provisions allow for accelerated vesting upon eligible retirement. Additionally, certain provisions allow for accelerated vesting in the event of involuntary termination not for cause or a change of control of the Company. During the years ended December 31, 2011, 2010 and 2009, $475, $669 and $3,683, respectively, of compensation expense was recognized due to accelerated vesting of RSU’s due to retirements and separation from the Company.

Share-based compensation related to RSU’s is recorded based on the Company’s stock price as of the grant date. Expense from both stock options and RSU’s totaled $6,779, $8,404 and $13,231, respectively, for the years ended December 31, 2011, 2010 and 2009.

The Company determines fair value of stock options as of its grant date using the Black-Scholes valuation method. No options were granted during the years ended December 31, 2011, 2010 or 2009.

The Company’s stock option activity and related information consist of:

	Year Ended December 31,
	2011		2010		2009
	Shares	Weighted- Average Exercise Price	Shares	Weighted- Average Exercise Price	Shares	Weighted- Average Exercise Price
Outstanding, beginning of year	227,750	$15.28	257,750	$15.91	333,750	$15.47
Granted	—	—	—	—	—	—
Exercised	—	—	—	—	(17,500)	10.77
Forfeited or expired	—	—	(30,000)	20.65	(58,500)	14.93

Outstanding, end of year	227,750	$15.28	227,750	$15.28	257,750	$15.91

Exercisable at end of year	227,750	$15.28	207,750	$15.02	220,250	$15.34

As of December 31, 2011, the aggregate intrinsic value of stock options outstanding and stock options exercisable was $0 and $0, respectively. The weighted average remaining contractual term of outstanding and stock options exercisable is 3.29 years and 3.29 years, respectively, at December 31, 2011. The total intrinsic value of options exercised was $0, $0 and $81 during the years ended December 31, 2011, 2010 and 2009, respectively. There was no material tax benefit realized related to those exercises. The total fair value of options vested during the years ended December 31, 2011, 2010 and 2009 was $135, $87 and $247, respectively.

The Company’s nonvested options at December 31, 2011 and the changes in nonvested options during the year ended December 31, 2011 are as follows:

	Shares	Weighted- Average Grant- Date Fair Value
Nonvested, beginning of year	20,000	$6.77
Granted	—	—
Vested	(20,000)	6.77
Forfeited or expired	—	—

Nonvested, end of year	—	$—

The Company’s RSU activity and related information consist of:

	Year Ended December 31,
	2011		2010		2009
	Shares	Weighted- Average Grant-Date Fair Value	Shares	Weighted- Average Grant-Date Fair Value	Shares	Weighted- Average Grant-Date Fair Value
Outstanding, beginning of year	888,853	$13.54	859,248	$22.38	840,342	$32.89
Granted	880,963	9.89	635,849	11.39	545,307	9.95
Vested, shares released	(466,092)	13.74	(580,369)	23.97	(473,406)	27.02
Forfeited	(160,713)	12.44	(25,875)	20.23	(52,995)	19.89

Outstanding, end of year	1,143,011	$10.84	888,853	$13.54	859,248	$22.38

The total fair value of RSU’s vested during the years ended December 31, 2011, 2010 and 2009 was $6,406, $13,911 and $12,791, respectively.

As of December 31, 2011, there was a total of $8,336 of unrecognized compensation cost, net of estimated forfeitures, related to all nonvested share-based compensation arrangements granted under the Company’s stock ownership plans. That cost is expected to be recognized over a weighted-average period of 2.52 years.

Warrants to Purchase Common Stock

In 2006, the Company completed a private placement of equity to certain accredited investors pursuant to which the Company issued and sold 3,722,360 shares of the Company’s common stock resulting in net proceeds of $48,748. In conjunction with the private placement, the Company also issued warrants to purchase an additional 558,354 shares of the Company’s common stock. Each warrant was exercisable, in whole or in part, until 60 months from the date of issuance at an exercise price of $19.03 per share.

The fair value of the warrants was $3,423 on the date of the grant, as calculated using the Black-Scholes option-pricing model. There were zero and 536,925 warrants outstanding at December 31, 2011 and 2010, respectively. These warrants expired, unexercised, on October 27, 2011.

Income (Loss) Per Common Share	12 Months Ended
Dec. 31, 2011
Income (Loss) Per Common Share [Abstract]
Income (Loss) Per Common Share

14. Income (Loss) Per Common Share

Basic and diluted income (loss) per common share is computed as follows:

	Year Ended December 31,
	2011	2010	2009
Income (loss) from continuing operations	$(204,280)	$(15,821)	$21,424
Less: Income attributable to noncontrolling interest	(1,195)	(1,207)	(1,817)

Net income (loss) from continuing operations attributable to Willbros Group, Inc. (numerator for basic calculation)	(205,475)	(17,028)	19,607
Add: Interest and debt issuance costs associated with convertible notes	—	—	—

Net income (loss) from continuing operations applicable to common shares (numerator for diluted calculation)	$(205,475)	$(17,028)	$19,607

Weighted average number of common shares outstanding for basic income per share	47,475,680	43,013,934	38,687,594
Weighted average number of potentially dilutive common shares outstanding	—	—	195,483

Weighted average number of common shares outstanding for diluted income per share	47,475,680	43,013,934	38,883,077

Income (loss) per common share from continuing operations:
Basic	$(4.33)	$(0.40)	$0.51

Diluted	$(4.33)	$(0.40)	$0.50

The Company has excluded shares potentially issuable under the terms of use of the securities listed below from the number of potentially dilutive shares outstanding as the effect would be anti-dilutive:

	Year Ended December 31,
	2011	2010	2009
2.75% Convertible Senior Notes	—	3,048,642	3,048,642
6.5% Senior Convertible Notes	1,825,587	1,825,587	1,825,587
Stock options	181,666	185,397	185,000
Warrants to purchase common stock	—	536,925	536,925
Restricted stock and restricted stock rights	158,672	343,905	—

	2,165,925	5,940,456	5,596,154

In accordance with the FASB’s standard on earnings per share—contingently convertible instruments, the shares issuable upon conversion of the convertible notes would have been included in diluted income (loss) per share, if those securities were dilutive, regardless of whether the Company’s stock price was greater than or equal to the conversion prices of $17.56 and $19.47, respectively. However, these securities are only dilutive to the extent that interest per weighted average convertible share does not exceed basic earnings per share. For the year ended December 31, 2011, the related interest per convertible share associated with the 6.5% Senior Convertible Notes did not exceed basic earnings per share for the current period. As such, those shares have not been included in the computation of diluted earnings per share.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information

15. Segment Information

The Company’s segments are comprised of strategic businesses that are defined by the industries they serve. Each is managed as an operation with well established strategic directions and performance requirements. Prior to the InfrastruX acquisition, the Company operated through two business segments: Upstream Oil & Gas and Downstream Oil & Gas. These segments operate primarily in the United States, Canada, and Oman. On July 1, 2010, the Company closed on the acquisition of InfrastruX, which diversified the Company’s capabilities and expanded its geographic footprint. InfrastruX provided maintenance and construction solutions to customers in the electric power and natural gas transmission and distribution markets. Post acquisition, the Company established a third business segment, Utility T&D, which includes electric power transmission and distribution and low-pressure, inside the gate natural gas distribution. The natural gas transmission division of InfrastruX, which is similar to Willbros’ legacy U.S. pipeline construction business unit, was incorporated into the Company’s Upstream Oil & Gas segment effective January 1, 2011.

In January 2012, the Company changed the way it managed its business and identified new segment realignments. Canada was designated as a separate segment in recognition of the tremendous growth potential in the oil sands and the growth and performance objectives established for the country management team. The remainder of the Upstream Oil & Gas segment and the Downstream Oil & Gas segment were combined into a single new segment entitled “Oil & Gas” with two primary business activities—Professional Services and Construction and Maintenance. In addition, one of the Company’s Utility T&D businesses, Premier, was moved into the Oil & Gas segment under Professional Services to augment the Company’s integrity service business.

Management evaluates the performance of each operating segment based on operating income. Corporate operations include the executive management, general, administrative, and financing functions of the organization. The costs to provide these services are allocated, as are certain other corporate assets, among the three operating segments. There were no material inter-segment revenues in the periods presented.

The tables below have been revised to reflect the Company’s operations by its current reportable segments for the years ended December 31, 2011, 2010 and 2009:

	Year Ended December 31, 2011
	Oil & Gas	Utility T&D	Canada	Consolidated
Revenue	885,214	$576,415	$153,411	$1,615,040
Operating expenses	896,006	586,465	148,716	1,631,187
Goodwill impairment	32,822	143,543	2,210	178,575
Change in fair value of contingent earnout liability	—	—	—	(10,000)

Operating income (loss)	$(43,614)	$(153,593)	$2,485	(184,722)

Other expense				(51,851)
Benefit for income taxes				(32,293)

Loss from continuing operations				(204,280)
Loss from discontinued operations net of benefit for income taxes				(88,541)

Loss from continuing and discontinued operations				(292,821)
Less: Income attributable to noncontrolling interest				(1,195)

Net loss attributable to Willbros Group, Inc.				$(294,016)

	Year Ended December 31, 2010
	Oil & Gas	Utility T&D	Canada	Consolidated
Revenue	$753,342	$214,063	$157,667	$1,125,072
Operating expenses	730,194	243,232	157,827	1,131,253
Goodwill impairment	60,000	—	—	60,000
Change in fair value of contingent earnout liability	—	—	—	(45,340)

Operating loss	$(36,852)	$(29,169)	$(160)	(20,841)

Other expense				(26,028)
Benefit for income taxes				(31,048)

Loss from continuing operations				(15,821)
Loss from discontinued operations net of benefit for income taxes				(20,008)

Loss from continuing and discontinued operations				(35,829)
Less: Income attributable to noncontrolling interest				(1,207)

Net loss attributable to Willbros Group, Inc.				$(37,036)

	Year Ended December 31, 2009
	Oil & Gas	Utility T&D	Canada	Consolidated
Revenue	$1,005,353	$—	$180,456	$1,185,809
Operating expenses	970,980	—	176,843	1,147,823

Operating income	$34,373	$—	$3,613	37,986

Other expense				(9,034)
Provision for income taxes				7,528

Income from continuing operations				21,424
Loss from discontinued operations net of provision for income taxes				(1,784)

Income from continuing and discontinued operations				19,640
Less: Income attributable to noncontrolling interest				(1,817)

Net income attributable to Willbros Group, Inc.				$17,823

Depreciation and amortization expense by segment are presented below:

	Year Ended December 31,
	2011	2010	2009
Oil & Gas	$19,277	$25,527	$31,353
Utility T&D	38,305	20,037	—
Canada	2,413	3,344	4,249

Total	$59,995	$48,908	$35,602

Amounts above include corporate allocated depreciation of $565, $3,442 and $4,637 for the years ended December 31, 2011, 2010 and 2009, respectively.

Capital expenditures by segment are presented below:

	Year Ended December 31,
	2011	2010	2009
Oil & Gas	$5,339	$6,084	$2,730
Utility T&D	3,484	4,724	—
Canada	52	3,987	4,452
Corporate	1,989	1,326	3,900

Total	$10,864	$16,121	$11,082

Total assets by segment as of December 31, 2011 and 2010 are presented below:

	Year Ended December 31,
	2011	2010
Oil & Gas	$292,137	$306,009
Utility T&D	404,789	608,737
Canada	57,783	73,920
Corporate	79,054	210,810

Total assets, continuing operations	$833,763	$1,199,476

Due to a limited number of major projects and clients, the Company may at any one time have a substantial part of its operations dedicated to one project, client and country.

Customers representing 10 percent or more of total contract revenue are as follows:

	Year Ended December 31,
	2011	2010	2009
Oncor	14.7%	—%	—%
Fayetteville Express Pipeline, LLC	—%	16.9%	—%
Natural Gas Pipeline of America	—%	—%	23.7%
Energy Transfer	—%	—%	14.1%

	14.7%	16.9%	37.8%

Information about the Company’s operations in its work countries is shown below:

	Year Ended December 31,
	2011	2010	2009
Contract revenue:
United States	$1,375,835	$887,579	$935,450
Canada	153,411	157,666	180,456
Oman	73,829	73,588	65,368
Other	11,965	6,239	4,535

	$1,615,040	$1,125,072	$1,185,809

	Year Ended December 31,
	2011	2010
Property, plant and equipment, net:
United States	$147,968	$175,047
Canada	13,605	21,292
Oman	4,810	7,053
Other	92	799

	$166,475	$204,191

Contingencies, Commitments and Other Circumstances	12 Months Ended
Dec. 31, 2011
Contingencies, Commitments and Other Circumstances [Abstract]
Contingencies, Commitments and Other Circumstances

16. Contingencies, Commitments and Other Circumstances

Contingencies

Resolution of criminal and regulatory matters

In May of 2008, the United States Department of Justice filed an Information and Deferred Prosecution Agreement (“DPA”) in the United States District Court in Houston concluding its investigation into violations of the Foreign Corrupt Practices Act of 1977, as amended by Willbros Group, Inc. and its subsidiary Willbros International, Inc. (“WII”). Also in May 2008, WGI reached a final settlement with the SEC to resolve its previously disclosed investigation of possible violations of the FCPA and possible violations of the Securities Act and the Exchange Act. These investigations stemmed primarily from the Company’s former operations in Bolivia, Ecuador and Nigeria. The settlements together required the Company to pay a total of $32,300 in penalties and disgorgement, over approximately three years, plus post-judgment interest on $7,725, all of which has now been paid. As part of its agreement with the SEC, the Company is subject to a permanent injunction barring future violations of certain provisions of the federal securities laws. As to its agreement with the DOJ, both WGI and WII for a period of three years from May 2008, were subject to the DPA, which among its terms provided that, in exchange for WGI’s and WII’s full compliance with the DPA, the DOJ would not continue a criminal prosecution of WGI and WII and with the successful completion of the DPA’s terms, the DOJ would move to dismiss the criminal investigation. In March of 2012, upon completion of the monitorship described in the next paragraph, the DOJ filed a motion to dismiss the criminal information and on March 25, 2012, the court signed the dismissal, with prejudice.

WGI and WII intend to fully comply with all federal criminal laws, including but not limited to the FCPA. As provided for in the DPA, with the approval of the DOJ and effective September 25, 2009, the Company retained a government-approved independent monitor, at the Company’s expense, for a two and one-half year period, who report to the DOJ on the Company’s compliance with the FCPA and other applicable laws. The monitor’s term ended effective March 25, 2012.

During the appointment of the monitor, the Company cooperated and provided the monitor with access to information, documents, records, facilities and employees. On March 1, 2010, the monitor filed with the DOJ the first of three required reports under the DPA. In the report, the monitor made numerous findings and recommendations to the Company with respect to the improvement of its internal controls and policies and procedures for detecting and preventing violations of applicable anti-corruption laws. On March 11, 2011, the monitor filed the second of the three required reports with the DOJ. In the second report, the monitor made additional findings and recommendations to the Company.

On March 2, 2012, the monitor filed its third and final report with the DOJ. In the third report, the monitor reviewed the significant changes in the Company since the occurrence of the events leading to filing of the criminal information and the DPA, as well as the Company’s progress in implementing the monitor’s recommendations in the first and second reports. Significantly for the Company, the monitor concludes the third report by stating: “In accordance with the DPA…, I certify that the anti-bribery compliance program of Willbros, including its policies and procedures, is appropriately designed and implemented to ensure compliance with the FCPA and other applicable anti-corruption laws.” The Company will continue with its anti-bribery program and will continue to require increased resources, costs and management oversight in order to effectively maintain implementation of such program and the monitor’s recommendations.

Failure by the Company to abide by the FCPA or other laws could result in prosecution and other regulatory sanctions.

Settlement—Facility Construction Project Dispute

In September 2008, TransCanada awarded the Company the cost-reimbursable plus fixed fee construction contract for seven pump stations in Nebraska and Kansas. On January 13, 2010, TransCanada notified the Company that it was in breach of the contract and was being terminated for cause immediately. At the time of termination, the Company had completed approximately 91.0 percent of its scope of work.

The Company disputed the validity of the termination for cause and challenged the contractual procedure followed by TransCanada for termination for cause, which allows for a 30 day notification period during which time the Company is granted the opportunity to remedy the alleged default. Despite not being granted this time, the Company agreed in good faith to cooperate with TransCanada in an orderly demobilization and handover of the remaining work. Prior to the settlement of this claim in June 2011, the Company had outstanding receivables related to this project of $71,159 and unapproved change orders for additional work of $4,223, which had not been billed. Additionally, there were claims for additional fees totaling $16,442. It is the Company’s policy not to recognize income on unapproved change orders or claims until they have been approved. Accordingly, the $4,223 in pending change orders and the $16,442 of claims were excluded from the Company’s revenue recognition. The preceding balances were partially offset by an unissued billing credit of $2,000 related to a TransCanada mobilization prepayment.

In May and June of 2010, the Company filed liens on the constructed facilities. On June 16, 2010, the Company notified TransCanada that the Company intended to exercise its rights to conflict resolution under the contract, and on July 6, 2010, the International Chamber of Commerce received the Company’s request for arbitration. On September 15, 2010, the Company received TransCanada’s response to the Notice of Arbitration, which included a counterclaim for damages of $23,000 for the alleged breach of contract. In addition, TransCanada disclaimed its responsibility for payment of the current receivable balance outstanding as of June 30, 2011, the unapproved change orders for additional work and claims for additional fees.

On June 24, 2011, the Company and TransCanada entered into an agreement that settled all of the outstanding claims between the parties related to the contract. Under terms of the settlement agreement, the Company received a payment of $61,000, waived all claims for additional costs, fees and change orders, was relieved of any further warranty obligations on the project, agreed to release the liens it had filed, and has been reinstated as an approved bidder to TransCanada and its affiliates. TransCanada also waived its counterclaim. As a result of the settlement, the Company incurred a non-cash charge in its second quarter 2011 results of $8,236, which is included in the “Settlement of project dispute” line item for the year ended December 31, 2011.

On December 21, 2011, the Company resolved the remaining dispute with one subcontractor on the project. The Company is not aware of any other remaining claims or disputes on the project.

Silver Eagle

Construction and Turnaround Services, LLC (“CTS”) a subsidiary of the Company, has current uncollected invoices totaling $5,525 from Silver Eagle Refining, Inc. (“Silver Eagle”) on a construction and engineering support contract entered into in January 2011. Silver Eagle paid all of CTS’ invoices on the project until July 28, 2011, but has made only one payment after that date. The contract is cost-reimbursable, with labor hours being reimbursable at agreed rates and subcontractor and material costs being reimbursable at cost plus agreed markups.

The contract provides that Silver Eagle has ten days from receipt to dispute an invoice, failing which Silver Eagle will be deemed to have waived its right to withhold payment. No such dispute has ever been timely communicated to CTS.

On August 26, 2011, CTS filed a mechanic’s lien on Silver Eagle’s refinery for the full amount of its claim and further, on August 31, 2011, filed an arbitration action against Silver Eagle. Subsequently, CTS filed an action in Utah State Court to foreclose on its mechanic lien. This action is stayed until the arbitration proceedings are completed.

A three-party arbitration panel has been selected and the arbitration hearing has been scheduled for September 24, 2012.

The Company believes its lien rights provide substantial protection in the event Silver Eagle is unable to meet its obligations.

The Company believes that its performance of the project fully conforms to all contractual requirements and that the arbitration proceedings will result in an award in CTS’ favor for the full amount of the outstanding invoices. The Company further believes that any collection risk is mitigated by its lien rights. Accordingly, at December 31, 2011, the Company has not recorded an allowance for doubtful accounts against the outstanding receivable.

Other

In addition to the matters discussed above and in Note 20 – Discontinuance of Operations, Held for Sale Operations, Asset Disposals and Transition Service Agreement, the Company is party to a number of other legal proceedings. Management believes that the nature and number of these proceedings are typical for a firm of similar size engaged in a similar type of business and that none of these proceedings is material to the Company’s consolidated results of operations, financial position or cash flows.

Commitments

From time to time, the Company enters into commercial commitments, usually in the form of commercial and standby letters of credit, surety bonds and financial guarantees. Contracts with the Company’s customers may require the Company to secure letters of credit or surety bonds with regard to the Company’s performance of contracted services. In such cases, the commitments can be called upon in the event of failure to perform contracted services. Likewise, contracts may allow the Company to issue letters of credit or surety bonds in lieu of contract retention provisions, where the client withholds a percentage of the contract value until project completion or expiration of a warranty period. Retention commitments can be called upon in the event of warranty or project completion issues, as prescribed in the contracts. At December 31, 2011, the Company had approximately $27,967 of outstanding letters of credit, all of which related to continuing operations. This amount represents the maximum amount of payments the Company could be required to make if these letters of credit are drawn upon. Additionally, the Company issues surety bonds customarily required by commercial terms on construction projects. At December 31, 2011, the Company had bonds outstanding, primarily performance bonds, with a face value at $566,513 related to continuing operations. This amount represents the bond penalty amount of future payments the Company could be required to make if the Company fails to perform its obligations under such contracts. The performance bonds do not have a stated expiration date; rather, each is released when the contract is accepted by the owner. The Company’s maximum exposure as it relates to the value of the bonds outstanding is lowered on each bonded project as the cost to complete is reduced. As of December 31, 2011, no liability has been recognized for letters of credit or surety bonds.

Operating Leases

The Company has certain operating leases for various equipment and office facilities. Rental expense for continuing operations excluding daily rentals and reimbursable rentals under cost plus contracts was $12,252 in 2011, $15,476 in 2010 and $9,658 in 2009.

Minimum lease commitments under operating leases as of December 31, 2011, totaled $95,444 and are payable as follows: 2012, $24,061; 2013, $19,132; 2014, $13,133; 2015, $8,257; 2016, $5,497; and thereafter, $25,364.

Other Circumstances

Operations outside the United States may be subject to certain risks, which ordinarily would not be expected to exist in the United States, including foreign currency restrictions; extreme exchange rate fluctuations; expropriation of assets; civil uprisings, riots, and war; unanticipated taxes including income taxes, excise duties, import taxes, export taxes, sales taxes or other governmental assessments; availability of suitable personnel and equipment; termination of existing contracts and leases; government instability and legal systems of decrees, laws, regulations, interpretations and court decisions which are not always fully developed and which may be retroactively applied. Management is not presently aware of any events of the type described in the countries in which it operates that would have a material effect on the financial statements, and no such events have been provided for in the accompanying Consolidated Financial Statements.

Based upon the advice of local advisors in the various work countries concerning the interpretation of the laws, practices and customs of the countries in which the Company operates, management believes the Company follows the current practices in those countries and as applicable under the FCPA. However, because of the nature of these potential risks, there can be no assurance that the Company may not be adversely affected by them in the future.

The Company insures substantially all of its equipment in countries outside the United States against certain political risks and terrorism through political risk insurance coverage. The Company has the usual liability of contractors for the completion of contracts and the warranty of its work. Where work is performed through a joint venture, the Company also has possible liability for the contract completion and warranty responsibilities of its joint venture partners. In addition, the Company acts as prime contractor on a majority of the projects it undertakes and is normally responsible for the performance of the entire project, including subcontract work. Management is not aware of any material exposure related thereto which has not been provided for in the accompanying Consolidated Financial Statements.

The Company attempts to manage contract risk by implementing a standard contracting philosophy to minimize liabilities assumed in the agreements with the Company’s clients. With the acquisitions the Company has made in the last few years, however, there may be contracts or master service agreements in place that do not meet the Company’s current contracting standards. While the Company has made efforts to improve its contractual terms with its clients, this process takes time to implement. The Company has attempted to mitigate the risk by requesting amendments with its clients and by maintaining primary and excess insurance, of certain specified limits, in the event a loss was to ensue.

See Note 20 — Discontinuance of Operations, Held for Sale Operations, Asset Disposals and Transition Services Agreement for discussion of commitments and contingencies associated with Discontinued Operations.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

17. Fair Value Measurements

The FASB’s standard on fair value measurements defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

Fair Value Hierarchy

The FASB’s standard on fair value measurements establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. This standard establishes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities.

Level 3 – Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The Company measures its financial assets and financial liabilities at fair value on a recurring basis. The fair value of these financial assets and liabilities was determined using the following inputs as of December 31, 2011:

	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Liabilities:
Interest rate caps	$—	$—	$—	$—
Interest rate swaps	1,844	—	1,844	—

Contingent earnout liability

In connection with the acquisition of InfrastruX on July 1, 2010, InfrastruX shareholders were eligible to receive earnout payments of up to $125,000 if certain EBITDA targets were met. These payments would have been paid to former InfrastruX shareholders who qualified as accredited investors as defined by the SEC in a combination of cash and non-convertible, non-voting preferred stock of the Company, pursuant to the terms within the Merger Agreement, and to non-accredited former InfrastruX shareholders and former holders of InfrastruX RSUs in the form of cash.

As a result, the Company estimated the fair value of the contingent earnout liability based on its probability assessment of InfrastruX’s EBITDA achievements during the earnout period. In developing these estimates, the Company considered its revenue and EBITDA projections, its historical results, and general macro-economic environment and industry trends. This fair value measurement was based on significant revenue and EBITDA inputs not observed in the market, which represents a Level 3 measurement. Level 3 instruments are valued based on unobservable inputs that are supported by little or no market activity and reflect the Company’s own assumptions in measuring fair value.

In accordance with the FASB’s standard on business combinations, the Company reviewed the contingent earnout liability on a quarterly basis in order to determine its fair value. Changes in the fair value of the liability were recorded within operating expenses in the period in which the change was made.

The following table represents a reconciliation of the change in the fair value measurement of the contingent earnout liability for the years ended December 31, 2011 and 2010:

	Year Ended December 31,
	2011	2010
Beginning balance	$10,000	$—
Fair value of contingent earnout liability initially recorded in connection with the acquisition	—	55,340
Change in fair value of contingent earnout liability included in operating expenses	(10,000)	(45,340)

Ending balance	$—	$10,000

The Company recorded a $10,000 and $45,340 adjustment to the estimated fair value of the contingent earnout liability for the years ended December 31, 2011 and 2010, respectively, due to a decrease in the probability-weighted estimated achievement of InfrastruX’s EBITDA targets as set forth in the Merger Agreement.

Hedging Arrangements

The Company attempts to negotiate contracts that provide for payment in U.S. dollars, but it may be required to take all or a portion of payment under a contract in another currency. To mitigate non-U.S. currency exchange risk, the Company seeks to match anticipated non-U.S. currency revenue with expenses in the same currency whenever possible. To the extent, it is unable to match non-U.S. currency revenue with expenses in the same currency; the Company may use forward contracts, options or other common hedging techniques in the same non-U.S. currencies. The Company had no derivative financial instruments to hedge currency risk at December 31, 2011 or December 31, 2010.

Interest Rate Swaps

In conjunction with the 2010 Credit Agreement, the Company is subject to hedging arrangements to fix or otherwise limit the interest cost of the Term Loan. The Company is subject to interest rate risk on its debt and investment of cash and cash equivalents arising in the normal course of business, as the Company does not engage in speculative trading strategies.

In September 2010, the Company entered into two 18-month forward-starting interest rate swap agreements for a total notional amount of $150,000 in order to hedge changes in the variable rate interest expense of half of the $300,000 Term Loan maturing on June 30, 2014. Under each swap agreement, the Company receives interest at a floating rate of three-month LIBOR, conditional on three-month LIBOR exceeding 2 percent (to mirror variable rate interest provisions of the underlying hedged debt), and pays interest at a fixed rate of 2.685 percent, effective March 28, 2012 through June 30, 2014. The swap agreements are designated and qualify as cash flow hedging instruments, with the effective portion of the swaps’ change in fair value recorded in Other Comprehensive Income (“OCI”). The interest rate swaps are deemed to be highly effective hedges, and resulted in no gain or loss recorded for hedge ineffectiveness in the Consolidated Statement of Operations. Amounts in OCI are reported in interest expense when the hedged interest payments on the underlying debt are recognized. The fair value of each swap agreement was determined using a model with Level 2 inputs including quoted market prices for contracts with similar terms and maturity dates.

Interest Rate Caps

In September 2010, the Company entered into two interest rate cap agreements for notional amounts of $75,000 each in order to limit its exposure to an increase of the interest rate above 3 percent, effective September 28, 2010 through March 28, 2012. Total premiums of $98 were paid for the interest rate cap agreements. Through June 1, 2011, the cap agreements were designated and qualified as cash flow hedging instruments, with the effective portion of the caps’ change in fair value recorded in OCI. Amounts in OCI and the premiums paid for the caps were reported in interest expense as the hedged interest payments on the underlying debt were recognized during the period when the caps were designated as cash flow hedges. Through June 1, 2011, the interest rate caps were deemed to be highly effective, resulting in an immaterial amount of hedge ineffectiveness recorded. On June 1, 2011, the caps were de-designated due the interest rate being fixed on the underlying debt through the remaining term of the caps; changes in the value of the caps subsequent to that date will be reporting in earnings. The amount reported in earnings for the undesignated interest rate caps for the year ended December 31, 2011 is immaterial. The fair value of the interest rate cap agreements was determined using a model with Level 2 inputs including quoted market prices for contracts with similar terms and maturity dates. An immaterial amount of OCI relating to the interest rate swap and caps is expected to be recognized in earnings in the coming 12 months.

	xxx,xxx,xxx,xxx	xxx,xxx,xxx,xxx	xxx,xxx,xxx,xxx	xxx,xxx,xxx,xxx
	Asset / Liability Derivatives
	December 31, 2011		December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts- swaps	Other current liabilities	$671	Prepaid expenses and other assets	$12
Interest rate contracts- swaps	Other long-term liabilities	$1,173	Other assets	104

Total derivatives		$1,844		$116

For the Year Ended December 31,
Derivatives in ASC 815 Cash Flow Hedging Relationships	Derivatives in ASC 815 Cash Flow Hedging Relationships		Derivatives in ASC 815 Cash Flow Hedging Relationships	Derivatives in ASC 815 Cash Flow Hedging Relationships		Derivatives in ASC 815 Cash Flow Hedging Relationships	Derivatives in ASC 815 Cash Flow Hedging Relationships
	2011	2010		2011	2010		2011	2010
Interest rate contracts	$(1,960)	$19	Interest expense, net	$(42)	$—	Interest expense, net	$—	$—

Total	$(1,960)	$19		$(42)	$—		$—	$—

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data [Abstract]
Quarterly Financial Data (Unaudited)

18. Quarterly Financial Data (Unaudited)

The Company identified an error in the determination of the purchase price in the InfrastruX acquisition, errors in its accounting for income taxes and an error in its accounting for the goodwill impairment charge recorded in the Utility T&D segment. As a result of these errors, the Company’s previously issued unaudited interim financial statements for the quarterly periods ended June 30 and September 30, 2011 were materially misstated and therefore the corresponding interim financial information included herein has been restated. Further, while the errors identified were not material to the unaudited interim financial statements for the quarterly period ended March 31, 2011, the corresponding interim financial information included herein has been restated as well. For additional information regarding the error in the InfrastruX acquisition accounting, see Note 2—Revision of Consolidated Balance Sheet.

The restated quarterly results for the third quarter of 2011 include an increase to the previously reported goodwill impairment charge within the Company’s Utility T&D segment which resulted in an increase in pre-tax loss in the amount of $9,280. There was no impact on pre-tax loss in connection with the restatement of the first and second quarter results of 2011 nor was there an impact on cash flow in connection with the restatement of the first, second and third quarter results.

Restated quarterly results also include a decrease in net loss of $279 and $872 for the first and second quarter of 2011, respectively, attributable to errors in the Company’s calculation and accounting for income taxes. Net loss increased $21,030 for the third quarter of 2011, as a result of the restatement attributable to the recognition of a valuation allowance against the Company’s deferred income taxes of $16,757, which was necessary to record as a result of the correction of the purchase accounting error discussed in Note 2 – Revision of Consolidated Balance Sheet and the increased goodwill impairment charge of $9,280 ($4,707, net of tax). These charges were partially offset by $434 in an additional tax benefit recognized as a result of errors in the Company’s calculation of the income tax provision related to its discontinued operations in Canada.

The following tables summarize the impact of the restatement, as well as the impact of the reclassification of the Company’s Canadian cross-country pipeline construction operations and the assets and operations of InterCon as discontinued operations, on the Company’s unaudited condensed consolidated statements of operations for the quarterly periods in 2011.

Statement of Operations:

	As Previously Reported	Discontinued Operations	Restatement Adjustments	As Restated
Quarter Ended March 31, 2011
Contract revenue	$412,325	$(88,536)	$—	$323,789
Contract income	9,197	7,007	—	16,204
Income (loss) from continuing operations before income taxes	(43,705)	8,076	—	(35,629)
Income (loss) from continuing operations, net of provision (benefit) for income taxes	(44,107)	6,667	279	(37,161)
Loss from discontinued operations net of provision (benefit) for income taxes	(791)	(6,667)	—	(7,458)

Net income (loss)	(44,898)	—	279	(44,619)
Less: Income attributable to noncontrolling interest	(271)	—	—	(271)

Net income ( loss) attributable to Willbros Group, Inc.	$(45,169)	$—	$279	$(44,890)

Reconciliation of net income (loss) attributable to Willbros Group, Inc.
Income (loss) from continuing operations	$(44,378)	$6,667	$279	$(37,432)
Loss from discontinued operations	(791)	(6,667)	—	(7,458)

Net income (loss) attributable to Willbros Group, Inc.	$(45,169)	$—	$279	$(44,890)

Basic income (loss) per share attributable to Company shareholders:
Income (loss) from continuing operations	$(0.94)	$0.14	$0.01	$(0.79)
Loss from discontinued operations	(0.02)	(0.14)	—	(0.16)

Net income (loss)	$(0.96)	$—	$0.01	$(0.95)

Diluted income (loss) per share attributable to Company shareholders:
Income (loss) from continuing operations	$(0.94)	$0.14	$0.01	$(0.79)
Loss from discontinued operations	(0.02)	(0.14)	—	(0.16)

Net income (loss()	$(0.96)	$—	$0.01	$(0.95)

Weighted average number of common shares outstanding
Basic	47,315,990	47,315,990	47,315,990	47,315,990
Diluted	47,315,990	47,315,990	47,315,990	47,315,990

Additional Notes:

•	During the quarter ended March 31, 2011, the Company recorded a $6,000 adjustment to the estimated fair value of the contingent earnout liability.

•

The Company recorded adjustments during the year ended December 31, 2011 to correct errors related to income taxes and revenue for years preceding 2011. The tax adjustments related to errors in the calculation of the income tax provision and the over-accrual of interest associated with uncertain tax positions for the years 2007 through 2010. Revenue was overstated as a result of the use of incorrect data for two contracts in the Company’s Oil & Gas segment in 2010. The net impact of these adjustments was a decrease to the income tax benefit from continuing operations in the amount of $2,178 and an increase to net loss in the amount of $2,178 for the quarter ended March 31, 2011. These adjustments did not have any impact on pre-tax loss or on the Company’s loss from discontinued operations for the quarter ended March 31, 2011. The Company does not believe these adjustments are material individually or in the aggregate to its unaudited condensed consolidated financial statements for the quarter ended March 31, 2011.

Statement of Operations:

	As Previously Reported	Discontinued Operations	Restatement Adjustments	As Restated
Quarter Ended June 30, 2011
Contract revenue	$458,336	$(15,662)	$—	$442,674
Contract income	50,777	(924)	—	49,853
Loss from continuing operations before income taxes	(5,776)	(356)	—	(6,132)
Income (loss) from continuing operations, net of provision (benefit) for income taxes	8,065	(228)	(279)	7,558
Income (loss) from discontinued operations net of provision for income taxes	(11,087)	228	1,151	(9,708)

Net income (loss)	(3,022)	—	872	(2,150)
Less: Income attributable to noncontrolling interest	(311)	—	—	(311)

Net income (loss) attributable to Willbros Group, Inc.	$(3,333)	$—	$872	$(2,461)

Reconciliation of net income (loss) attributable to Willbros Group, Inc.
Income (loss) from continuing operations	$7,754	$(228)	$(279)	$7,247
Income (loss) from discontinued operations	(11,087)	228	1,151	(9,708)

Net income (loss) attributable to Willbros Group, Inc.	$(3,333)	$—	$872	$(2,461)

Basic income (loss) per share attributable to Company shareholders:
Income (loss) from continuing operations	$0.16	$—	$(0.01)	$0.15
Income (loss) from discontinued operations	(0.23)	—	0.03	(0.20)

Net income (loss)	$(0.07)	$—	$0.02	$(0.05)

Diluted income (loss) per share attributable to Company shareholders:
Income (loss) from continuing operations	$0.16	$—	$(0.01)	$0.15
Income (loss) from discontinued operations	(0.23)	—	0.03	(0.20)

Net income (loss)	$(0.07)	$—	$0.02	$(0.05)

Weighted average number of common shares outstanding
Basic	47,437,024	47,437,024	47,437,024	47,437,024
Diluted	47,776,439	47,776,439	47,776,439	47,776,439

Additional Notes:

•

During the quarter ended June 30, 2011, the Company classified its Canadian cross-country pipeline business as discontinued operations. Accordingly, the Canadian cross-country pipeline results of operations have been reclassified to discontinued operations for all periods presented.

•

The Company recorded adjustments during the year ended December 31, 2011 to correct errors related to income taxes and revenue for years preceding 2011. The tax adjustments related to errors in the calculation of the income tax provision and the over-accrual of interest associated with uncertain tax positions for the years 2007 through 2010. Revenue was overstated as a result of the use of incorrect data for two contracts in the Company’s Oil & Gas segment in 2010. The net impact of these adjustments was an increase to pre-tax loss in the amount of $1,208, an increase to the income tax benefit from continuing operations in the amount of $504 and an increase to net loss in the amount of $704 for the quarter ended June 30, 2011. These adjustments did not have any impact on the Company’s loss from discontinued operations for the quarter ended June 30, 2011. The Company does not believe these adjustments are material individually or in the aggregate to its unaudited condensed consolidated financial statements for the quarter ended June 30, 2011.

Statement of Operations:

	As Previously Reported	Discontinued Operations	Restatement Adjustments	As Restated
Quarter Ended September 30, 2011
Contract revenue	$466,103	$(22,067)	$—	$444,036
Contract income	50,408	(2,158)	—	48,250
Loss from continuing operations before income taxes	(127,731)	(645)	(9,280)	(137,656)
Loss from continuing operations, net of provision (benefit) for income taxes	(99,410)	(413)	(21,464)	(121,287)
Income (loss) from discontinued operations net of provision (benefit) for income taxes	(11,563)	413	434	(10,716)

Net loss	(110,973)	—	(21,030)	(132,003)
Less: Income attributable to noncontrolling interest	(296)	—	—	(296)

Net loss attributable to Willbros Group, Inc.	$(111,269)	$—	$(21,030)	$(132,299)

Reconciliation of net loss attributable to Willbros Group, Inc.
Loss from continuing operations	$(99,706)	$(413)	$(21,464)	$(121,583)
Income (loss) from discontinued operations	(11,563)	413	434	(10,716)

Net loss attributable to Willbros Group, Inc.	$(111,269)	$—	$(21,030)	$(132,299)

Basic income (loss) per share attributable to Company shareholders:
Loss from continuing operations	$(2.10)	$(0.01)	$(0.45)	$(2.56)
Income (loss) from discontinued operations	(0.24)	0.01	—	(0.23)

Net loss	$(2.34)	$—	$(0.45)	$(2.79)

Diluted income (loss) per share attributable to Company shareholders:
Loss from continuing operations	$(2.10)	$(0.01)	$(0.45)	$(2.56)
Income (loss) from discontinued operations	(0.24)	0.01	—	(0.23)

Net loss	$(2.34)	$—	$(0.45)	$(2.79)

Weighted average number of common shares outstanding
Basic	47,533,967	47,533,967	47,533,967	47,533,967
Diluted	47,533,967	47,533,967	47,533,967	47,533,967

Additional Notes:

•	During the quarter ended September 30, 2011, the Company recorded a non-cash, pre-tax charge of $143,543 for impairment of goodwill as well as the remaining $4,000 in contingent earnout liability.

•

The Company recorded adjustments during the year ended December 31, 2011 to correct errors related to income taxes and revenue for years preceding 2011. The tax adjustments related to errors in the calculation of the income tax provision and the over-accrual of interest associated with uncertain tax positions for the years 2007 through 2010. Revenue was overstated as a result of the use of incorrect data for two contracts in the Company’s Oil & Gas segment in 2010. The net impact of these adjustments was an increase to the income tax benefit from continuing operations in the amount of $600 and a decrease to net loss in the amount of $600, for the quarter ended September 30, 2011. These adjustments did not have any impact on pre-tax loss or on the Company’s loss from discontinued operations for the quarter ended September 30, 2011. The Company does not believe these adjustments are material individually or in the aggregate to its unaudited condensed consolidated financial statements for the quarter ended September 30, 2011.

Statement of Operations:

	March 31, 2011 (As Restated)	June 30, 2011 (As Restated)	September 30, 2011 (As Restated)	December 31, 2011	Total 2011
Year 2011 Quarter Ended
Contract revenue	$323,789	$442,674	$444,036	$404,541	$1,615,040
Contract income	16,204	49,853	48,250	28,313	142,620
Loss from continuing operations before income taxes	(35,629)	(6,132)	(137,656)	(57,156)	(236,573)
Income (loss) from continuing operations, net of provision (benefit) for income taxes	(37,161)	7,558	(121,287)	(53,390)	(204,280)
Loss from discontinued operations net of provision for income taxes	(7,458)	(9,708)	(10,716)	(60,659)	(88,541)

Net loss	(44,619)	(2,150)	(132,003)	(114,049)	(292,821)
Less: Income attributable to noncontrolling interest	(271)	(311)	(296)	(317)	(1,195)

Net loss attributable to Willbros Group, Inc.	$(44,890)	$(2,461)	$(132,299)	$(114,366)	$(294,016)

Reconciliation of net income (loss) attributable to Willbros Group, Inc.
Income (loss) from continuing operations	$(37,432)	$7,247	$(121,583)	$(53,707)	$(205,475)
Loss from discontinued operations	(7,458)	(9,708)	(10,716)	(60,659)	(88,541)

Net loss attributable to Willbros Group, Inc.	$(44,890)	$(2,461)	$(132,399)	$(114,366)	$(294,016)

Basic income (loss) per share attributable to Company shareholders:
Income (loss) from continuing operations	$(0.79)	$0.15	$(2.56)	$(1.13)	$(4.33)
Loss from discontinued operations	(0.16)	(0.20)	(0.23)	(1.27)	(1.86)

Net loss	$(0.95)	$(0.05)	$(2.79)	$(2.40)	$(6.19)

Diluted income (loss) per share attributable to Company shareholders:
Income (loss) from continuing operations	$(0.79)	$0.15	$(2.56)	$(1.13)	$(4.33)
Loss from discontinued operations	(0.16)	(0.20)	(0.23)	(1.27)	(1.86)

Net loss	$(0.95)	$(0.05)	$(2.79)	$(2.40)	$(6.19)

Weighted average number of common shares outstanding
Basic	47,315,990	47,437,024	47,533,967	47,615,545	47,475,680
Diluted	47,315,990	47,776,439	47,533,967	47,615,545	47,475,680

Additional Notes:

•

During the quarter ended December 31, 2011, the Company completed the sale of InterCon within the Utility T&D segment. As a result, the Company recognized a loss of $2,381 (net of tax) on the sale, which is included in the loss from discontinued operations. In addition, the first three quarters in 2011 above have been reclassified to present this subsidiary’s results within discontinued operations.

•	During the quarter ended December 31, 2011, the Company recorded a non-cash, pre-tax charge of $35,032 for impairment of goodwill.

•

The Company recorded adjustments during the year ended December 31, 2011 to correct errors related to income taxes and revenue for years preceding 2011. The tax adjustments related to errors in the calculation of the income tax provision and the over-accrual of interest associated with uncertain tax positions for the years 2007 through 2010. Revenue was overstated as a result of the use of incorrect data for two contracts in the Company’s Oil & Gas segment in 2010. The net impact of these adjustments was a decrease to the income tax benefit from continuing operations in the amount of $333 and an increase to net loss in the amount of $333 for the quarter ended December 31, 2011. These adjustments did not have any impact on pre-tax loss or on the Company’s loss from discontinued operations for the quarter ended December 31, 2011. The Company does not believe these adjustments are material individually or in the aggregate to its unaudited condensed consolidated financial statements for the quarter ended December 31, 2011.

•

During the quarter ended December 31, 2011, the Company recorded $55,500 in charges related to the settlement agreement with the WAGP project litigation. Such charges are included in the line item “Loss from discontinued operations, net of provision for income taxes”.

The following tables summarize the impact of the restatement, as well as the impact of the reclassification of the Company’s Canadian cross-country pipeline construction operations and the assets and operations of InterCon as discontinued operations, on the Company’s unaudited condensed consolidated balance sheets for the quarterly periods in 2011.

	Quarter Ended March 31, 2011
	As Previously Reported	Discontinued Operations and Other	Restatement Adjustments	As Restated
ASSETS
Current assets:
Cash and cash equivalents	$79,289	$(11,025)	$—	$68,264
Accounts receivable, net	361,315	(47,815)	—	313,500
Contract cost and recognized income not yet billed	62,163	(8,139)	—	54,024
Prepaid expenses and other assets	43,144	(585)	—	42,559
Parts and supplies inventories	13,281	(37)	—	13,244
Deferred income taxes	11,004	—	—	11,004
Assets held for sale	12,522	90,044	—	102,566

Total current assets	582,718	22,443	—	605,161
Property, plant and equipment, net	216,367	(22,443)	—	193,924
Goodwill	202,665	—	(15,457)	187,208
Other intangible assets, net	191,577	—	—	191,577
Deferred income taxes	18,249	—	—	18,249
Other assets	57,467	—	—	57,467

Total assets	$1,269,043	$—	$(15,457)	$1,253,586

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$289,131	$(51,167)	$—	$237,964
Contract billings in excess of cost and recognized income	15,188	(767)	—	14,421
Short-term borrowings under revolving credit facility	59,357	(59,357)	—	—
Current portion of capital lease obligations	3,078	(2)	—	3,076
Notes payable and current portion of other long-term debt	12,009	—	—	12,009
Current portion of government obligations	6,575	—	—	6,575
Accrued income taxes	1,055	—	—	1,055
Other current liabilities	3,605	—	—	3,605
Liabilities held for sale	279	51,936	—	52,215

Total current liabilities	390,277	(59,357)	—	330,920
Long-term debt	278,528	59,357	—	337,885
Capital lease obligations	2,240	—	—	2,240
Contingent earnout	4,000	—	—	4,000
Long-term liabilities for unrecognized tax benefits	5,040	—	—	5,040
Deferred income taxes	77,307	—	(15,736)	61,571
Other long-term liabilities	31,117	—	—	31,117

Total liabilities	788,509	—	(15,736)	772,773
Total stockholders’ equity	480,534	—	279	480,813

Total liabilities and stockholders’ equity	$1,269,043	$—	$(15,457)	$1,253,586

	Quarter Ended June 30, 2011
	As Previously Reported	Discontinued Operations and Other	Restatement Adjustments	As Restated
ASSETS
Current assets:
Cash and cash equivalents	$93,638	$29	$—	$93,667
Accounts receivable, net	304,533	(11,960)	—	292,573
Contract cost and recognized income not yet billed	36,127	(749)	—	35,378
Prepaid expenses and other assets	52,470	(882)	—	51,588
Parts and supplies inventories	9,694	—	—	9,694
Deferred income taxes	16,331	—	1,151	17,482
Assets held for sale	53,618	26,204	—	79,822

Total current assets	566,411	12,642	1,151	580,204
Property, plant and equipment, net	193,882	(12,642)	—	181,240
Goodwill	202,714	—	(15,457)	187,257
Other intangible assets, net	187,720	—	—	187,720
Deferred income taxes	—	—	—	—
Other assets	44,416	—	—	44,416

Total assets	$1,195,143	$—	$(14,306)	$1,180,837

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$260,052	$(5,930)	$—	$254,122
Contract billings in excess of cost and recognized income	18,870	(186)	—	18,684
Short-term borrowings under revolving credit facility	59,357	(59,357)	—	—
Current portion of capital lease obligations	2,756	—	—	2,756
Notes payable and current portion of other long-term debt	16,461	—	—	16,461
Current portion of government obligations	—	—	—	—
Accrued income taxes	3,378	—	—	3,378
Other current liabilities	750	—	—	750
Liabilities held for sale	29,644	6,116	—	35,760

Total current liabilities	391,268	(59,357)	—	331,911
Long-term debt	236,907	59,357	—	296,264
Capital lease obligations	2,402	—	—	2,402
Contingent earnout	4,000	—	—	4,000
Long-term liabilities for unrecognized tax benefits	4,796	—	—	4,796
Deferred income taxes	45,089	—	(15,457)	29,632
Other long-term liabilities	32,557	—	—	32,557

Total liabilities	717,019	—	(15,457)	701,562
Total stockholders’ equity	478,124	—	1,151	479,275

Total liabilities and stockholders’ equity	$1,195,143	$—	$(14,306)	$1,180,837

	Quarter Ended September 30, 2011
	As Previously Reported	Discontinued Operations and Other	Restatement Adjustments	As Restated
ASSETS
Current assets:
Cash and cash equivalents	$68,333	$267	$—	$68,600
Accounts receivable, net	345,441	(14,013)	—	331,428
Contract cost and recognized income not yet billed	36,266	(746)	—	35,520
Prepaid expenses and other assets	37,944	(679)	—	37,265
Parts and supplies inventories	9,366	—	—	9,366
Deferred income taxes	9,146	—	1,151	10,297
Assets held for sale	48,995	26,351	—	75,346

Total current assets	555,491	11,180	1,151	567,822
Property, plant and equipment, net	180,653	(11,180)	—	169,473
Goodwill	67,632	—	(24,737)	42,895
Other intangible assets, net	183,848	—	—	183,848
Deferred income taxes	3,457	13,300	(16,757)	—
Other assets	44,929	—	—	44,929

Total assets	$1,036,010	$13,300	$(40,343)	$1,008,967

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$253,884	$—	$—	$253,884
Contract billings in excess of cost and recognized income	21,147	—	—	21,147
Short-term borrowings under revolving credit facility	59,357	(59,357)	—	—
Current portion of capital lease obligations	3,033	—	—	3,033
Notes payable and current portion of other long-term debt	521	—	—	521
Current portion of government obligations	—	—	—	—
Accrued income taxes	3,498	—	—	3,498
Other current liabilities	32,526	—	—	32,526
Liabilities held for sale	1,893	—	—	1,893

Total current liabilities	375,859	(59,357)	—	316,502
Long-term debt	230,569	59,357	—	289,926
Capital lease obligations	3,617	—	—	3,617
Contingent earnout	—	—	—	—
Long-term liabilities for unrecognized tax benefits	4,645	—	—	4,645
Deferred income taxes	15,226	13,300	(20,464)	8,062
Other long-term liabilities	43,346	—	—	43,346

Total liabilities	673,262	13,300	(20,464)	666,098
Total stockholders’ equity	362,748	—	(19,879)	342,869

Total liabilities and stockholders’ equity	$1,036,010	$13,300	$(40,343)	$1,008,967

Selected unaudited quarterly financial data for the year ended December 31, 2010 is also presented below which reflects the impact of the reclassification of the Company’s Canadian cross-country pipeline construction operations and the assets and operations of InterCon as discontinued operations.

	March 31,	June 30,	September 30,	December 31,	Total
Year 2010 Quarter Ended	2010	2010	2010	2010	2010
Contract revenue	$138,025	$247,271	$387,149	$352,627	$1,125,072
Contract income	6,953	43,347	58,193	21,247	129,740
Income (loss) from continuing operations before income taxes	(18,609)	17,225	35,031	(80,516)	(46,869)
Income (loss) from continuing operations net of provision for income taxes	(10,862)	11,180	37,659	(53,798)	(15,821)
Loss from discontinued operations net of provision for income taxes	(2,186)	(2,198)	(1,958)	(13,666)	(20,008)

Net income (loss)	(13,048)	8,982	35,701	(67,464)	(35,829)
Less: Income attributable to noncontrolling interest	(256)	(353)	(293)	(305)	(1,207)

Net income (loss) attributable to Willbros Group, Inc.	$(13,304)	$8,629	$35,408	$(67,769)	$(37,036)

Reconciliation of net income (loss) attributable to Willbros Group, Inc.
Income (loss) from continuing operations	$(11,118)	$10,827	$37,366	$(54,103)	$(17,028)
Loss from discontinued operations	(2,186)	(2,198)	(1,958)	(13,666)	(20,008)

Net income (loss) attributable to Willbros Group, Inc.	$(13,304)	$8,629	$35,408	$(67,769)	$(37,036)

Basic income (loss) per share attributable to Company shareholders:
Income (loss) from continuing operations	$(0.29)	$0.28	$0.80	$(1.15)	$(0.40)
Loss from discontinued operations	(0.06)	(0.06)	(0.04)	(0.29)	(0.47)

Net income (loss)	$(0.35)	$0.22	$0.76	$(1.44)	$(0.87)

Diluted income (loss) per share attributable to Company shareholders:
Income (loss) from continuing operations	$(0.29)	$0.27	$0.74	$(1.15)	$(0.40)
Loss from discontinued operations	(0.06)	(0.05)	(0.04)	(0.29)	(0.47)

Net income (loss)	$(0.35)	$0.22	$0.70	$(1.44)	$(0.87)

Weighted average number of common shares outstanding
Basic	38,942,133	39,018,105	46,997,431	47,099,756	43,013,934
Diluted	38,942,133	44,178,072	52,154,029	47,099,756	43,013,934

Additional Notes:

•	During the quarter ended September 30, 2010, the Company recorded a $45,340 adjustment to the estimated fair value of the contingent earnout liability.

•	During the quarter ended September 30, 2010, the Company recorded a non-cash pre-tax charge of $12,000 for estimated impairment of goodwill.

•

During the quarter ended December 31, 2010, the Company classified its Libyan operations as discontinued operations. Accordingly, the Libyan results of operations have been reclassified to discontinued operations for all periods presented.

•	During the quarter ended December 31, 2010, the Company recorded a non-cash pre-tax charge of $48,000 for impairment of goodwill.

Other Charges	12 Months Ended
Dec. 31, 2011
Other Charges [Abstract]
Other Charges
19.	Other Charges

In December 2011, the Company incurred other charges of $105 which directly related to headcount reduction costs incurred and paid during the year. In December 2010, the Company closed its Seattle administrative offices in order to fully integrate InfrastruX, which was acquired in July 2010. In connection with this office closure, the Company incurred $2,473 and $165 of other charges related to severance and accelerated vesting of stock awards, respectively.

The table below summarizes all charges included in “Other charges” in the Consolidated Statements of Operations:

	xxxxxx	xxxxxx	xxxxxx
	Year Ended December 31,
	2011	2010	2009
Employee severance	$105	$2,731	$5,843
Lease abandonments	—	594	3,169
Accelerated vesting of stock awards	—	446	3,682

Total other charges	$105	$3,771	$12,694

Other charges incurred during 2011, 2010 and 2009 include $0, $0 and $7,217, respectively, related to corporate operations and have been allocated to the Company’s business segments based on a percentage of total revenue. The accrual at December 31, 2011, for carrying costs of the abandoned lease space totaled $197 which consists of $53 in “Other current liabilities” and $144 in “Other long-term liabilities” on the Consolidated Balance Sheets. The estimated carrying cost of the abandoned lease space was based on an assessment of applicable commercial real estate markets. There may be a significant fluctuation in the estimated costs to the extent the evaluation of the facts, circumstances and expectations change. The principal variables in estimating the carrying costs are the length of time required to sublease the space, the sublease rate and expense for inducements (e.g., rent abatement and tenant improvement allowance) that may be offered to a prospective sublease tenant. While the Company believes this accrual is adequate, it is subject to adjustment as conditions change. The Company will continue to evaluate the adequacy of the accrual and will make the necessary changes to the accrual as conditions warrant. Activity in the accrual related to other charges for the year ended December 31, 2011 is as follows:

	Employee Termination and Other Benefits	Non- Cancelable Lease and Other Contractual Obligations	Total
Accrued cost at December 31, 2010	$3,046	$989	$4,035
Costs recognized during 2011	105	—	105
Cash payments	(3,098)	(841)	(3,939)
Non-cash charges (1)	—	(4)	(4)
Change in estimates	—	—	—

Accrued cost at December 31, 2011	$53	$144	$197

(1)	Non-cash charges consist of $4 of accretion expense.

Discontinuance of Operations, Held for Sale Operations, Asset Disposals and Transition Services Agreement	12 Months Ended
Dec. 31, 2011
Discontinuance of Operations, Held for Sale Operations, Asset Disposals and Transition Services Agreement [Abstract]
Discontinuance of Operations, Held for Sale Operations, Asset Disposals and Transition Services Agreement
20.	Discontinuance of Operations, Held for Sale Operations, Asset Disposals and Transition Services Agreement

Strategic Decisions

In 2006, the Company announced that it intended to sell its assets and operations in Venezuela and Nigeria.

In 2010, the Company recognized that its investment in establishing a presence in Libya, while resulting in contract awards, had not yielded any notice to proceed on these awards. As a result, the Company exited this market due to the project delays coupled with the identification of other more attractive opportunities.

In April 2011, as part of its ongoing strategic evaluation of operations, the Company made the decision to exit the Canadian cross-country pipeline construction market and dispose of the related business.

In October 2011, as part of its ongoing strategic evaluation of operations, the Company approved the sale of InterCon, within the Utility T&D segment.

Nigeria Assets and Nigeria-Based Operations

Share Purchase Agreement, Litigation and Settlement

On February 7, 2007, Willbros Global Holdings, Inc., formerly known as Willbros Group, Inc., a Panama corporation (“WGHI”), which is now a subsidiary of the Company and holds a portion of the Company’s non-U.S. operations, sold its Nigeria assets and Nigeria-based operations in West Africa to Ascot Offshore Nigeria Limited (“Ascot”), a Nigerian oilfield services company, for total consideration of $155,250 (later adjusted to $130,250). The sale was pursuant to a Share Purchase Agreement by and between WGHI and Ascot dated as of February 7, 2007 (the “Agreement”), providing for the purchase by Ascot of all of the share capital of WG Nigeria Holdings Limited (“WGNHL”), the holding company for Willbros West Africa, Inc. (“WWAI”), Willbros (Nigeria) Limited, Willbros (Offshore) Nigeria Limited and WG Nigeria Equipment Limited.

In connection with the sale of its Nigeria assets and operations, WGHI and WII, another subsidiary of the Company, entered into an indemnity agreement with Ascot and Berkeley Group plc (“Berkeley”), the parent company of Ascot (the “Indemnity Agreement”), pursuant to which Ascot and Berkeley agreed to indemnify WGHI and WII for any obligations incurred by WGHI or WII in connection with the parent company guarantees (the “Guarantees”) that WGHI and WII previously issued and maintained on behalf of certain former subsidiaries now owned by Ascot under certain working contracts between the subsidiaries and their customers. Among the Guarantees covered by the Indemnity Agreement are five contracts under which the Company estimates that, at February 7, 2007, there was aggregate remaining contract revenue, excluding any additional claim revenue, of $352,107 and aggregate estimated cost to complete of $293,562. At the February 7, 2007 sale date, one of the contracts covered by the Guarantees was estimated to be in a loss position with an accrual for such loss of $33,157. The associated liability was included in the liabilities acquired by Ascot and Berkeley.

Approximately one year after the sale of the Nigeria assets and operations, WGHI received its first notification asserting various rights under one of the outstanding parent guarantees. On February 1, 2008, WWAI, the Ascot company performing the West African Gas Pipeline (“WAGP”) contract, received a letter from WAPCo, the owner of WAGP, wherein WAPCo gave written notice alleging that WWAI was in default under the WAGP contract, as amended, and giving WWAI a brief cure period to remedy the alleged default. The Company understands that WWAI responded by denying being in breach of its WAGP contract obligations, and apparently also advised WAPCo that WWAI “requires a further $55,000, without which it will not be able to complete the work which it had previously undertaken to perform.” The Company understands that, on February 27, 2008, WAPCo terminated the WAGP contract for the alleged continuing non-performance of WWAI.

Also, in February 2008, WGHI received a letter from WAPCo reminding WGHI of its parent guarantee on the WAGP contract and requesting that WGHI remedy WWAI’s default under that contract, as amended. WGHI responded to WAPCo, consistent with its earlier communications, that, for a variety of legal, contractual, and other reasons, it did not consider the prior WAGP contract parent guarantee to have continued application. In February 2009, WGHI received another letter from WAPCo formally demanding that WGHI pay all sums payable in consequence of the non-performance by WWAI with WAPCo and stating that quantification of that amount would be provided sometime in the future when the work was completed. In spite of this letter, the Company continued to believe that the parent guarantee was not valid. WAPCo disputed WGHI’s position that it is no longer bound by the terms of WGHI’s prior parent guarantee of the WAGP contract and reserved all its rights in that regard.

On February 15, 2010, WGHI received a letter from attorneys representing WAPCo seeking to recover from WGHI under its prior WAGP contract parent company guarantee for losses and damages allegedly incurred by WAPCo in connection with the alleged non-performance of WWAI under the WAGP contract. The letter purports to be a formal notice of a claim for purported of the Pre-Action Protocol for Construction and Engineering Disputes under the rules of the High Court in London, England. The letter claimed damages in the amount of $264,834. At February 7, 2007, when WGHI sold its Nigeria assets and operations to Ascot, the total WAGP contract value was $165,300 and the WAGP project was estimated to be approximately 82.0 percent complete. The remaining costs to complete the project at that time were estimated at slightly under $30,000.

On August 2, 2010, the Company received notice that WAPCo had filed suit against WGHI under English law in the London High Court on July 30, 2010, for the sum of $273,386 plus interest and costs. The amount claimed was subsequently amended to $273,650 plus costs and interest.

On March 29, 2012, WGHI and WGI entered into a settlement agreement with WAPCo to settle the litigation (the “Settlement Agreement”). The Settlement Agreement provides that WGHI will make payments to WAPCo over a period of six years totaling $55,500 as follows:

During 2012:

$4,000 on March 31;

$4,000 on June 30;

$4,000 on September 30; and

$2,000 on December 31.

During 2013:

$2,500 on June 30; and

$2,500 on December 31.

During 2014:

$3,750 on June 30; and

$3,750 on December 31.

During 2015:

$4,000 on June 30; and

$4,000 on December 31.

During 2016:

$5,000 on June 30; and

$5,000 on December 31.

During 2017:

$5,500 on June 30; and

$5,500 on December 31.

The Settlement Agreement also provides that the payments due in the years 2015, 2016 and 2017 may be accelerated and become payable in whole or in part within 21 days after filing of the Company’s third quarter results in 2014 in the event the Company achieves a leverage ratio of debt to EBITDA of 2.25 to 1.00 or less or certain other metrics (the “Acceleration Metrics”). In the event the Acceleration Metrics applied during 2014 do not result in payment of the entire outstanding sum, the Acceleration Metrics are applied again in each subsequent year and may result in the acceleration of all or some of the remaining payments in each of those years.

WGI and WGHI are jointly and severally liable for payment of the amount due to WAPCo under the Settlement Agreement. WGHI and WGI are subject to a penalty rate of interest and collection efforts in the London court in the event they fail to meet any of the payments required by the Settlement Agreement. Under the Settlement Agreement, WGHI forgoes any right to pursue Ascot and Berkeley for indemnity under the Indemnity Agreement related to the WAGP contract unless they assert a claim against WGHI.

The Company currently has no employees working in Nigeria and has no intention of returning to Nigeria.

Letters of Credit

At the time of the February 7, 2007 sale of its Nigeria assets and operations, the Company had four letters of credit outstanding totaling $20,322 associated with Discontinued Operations (the “Discontinued LC’s”). In accordance with FASB’s standard on guarantees, a liability was recognized for $1,575 related to the letters of credit. This liability was released as each of the Discontinued LC’s was released or expired and the Company was relieved of its risk related to the Discontinued LC’s. During the twelve months ended December 31, 2008, two Discontinued LC’s in the aggregate amount of $19,759 expired resulting in the release of the associated liability and recognition of $1,543 of additional cumulative gain on the sale of Nigeria assets and operations. The remaining Discontinued LC in the amount of $123 expired on February 28, 2009. As of December 31, 2010 and 2011, none of the Discontinued LC’s remained issued and outstanding.

Transition Services Agreement

Concurrent with the Nigeria sale, the Company entered into a two-year Transition Services Agreement (“TSA”) with Ascot. Under the agreement, the Company was primarily providing labor in the form of seconded employees to work under the direction of Ascot along with specifically defined work orders for services generally covered in the TSA. Ascot agreed to reimburse the Company for these services. For the years ended December 31, 2010 and 2011, these reimbursable contract costs totaled approximately $0 and $0, respectively.

On February 7, 2009, the TSA expired according to its terms, which ended the Company’s obligation to provide any further support or other services to Ascot in West Africa or otherwise. The Company has recognized all known costs associated with concluding the TSA including the write-off of all residual accounts receivable and equipment in West Africa. The total expense recognized in accordance with the conclusion of the TSA is $357.

Residual Equipment in Nigeria

In conjunction with the TSA, the Company made available certain equipment to Ascot for use in Nigeria and at times, in Benin, Togo and Ghana. This equipment was not sold to Ascot under the Agreement. The Company’s net book value for the equipment in West Africa at December 31, 2010 and 2011 was $0 and $0, respectively. The majority of this equipment, which is comprised primarily of construction equipment, rolling stock and generator sets was redeployed to the Company’s operations in Oman. The remainder was used in exchange for equipment owned by Ascot and needed by the Company’s North American operations.

On February 7, 2009, the Company reached a final settlement with Ascot on the equipment exchange and the Company no longer owns any equipment in West Africa.

On February 7, 2009, the Company reached a final settlement with Ascot on the equipment exchange and the Company no longer owns any equipment in West Africa.

Business Disposals

Venezuela

On November 28, 2006, the Company completed the sale of its assets and operations in Venezuela. The Company received total compensation of $7,000 in cash and $3,300 in the form of a commitment from the buyer, to be paid on or before December 4, 2013. The repayment commitment is secured by a 10 percent interest in a Venezuelan financing joint venture. During the second quarter of 2009, the nationalization of several oil-field service contractors in Venezuela made the collection of the outstanding commitment highly unlikely. Accordingly, the Company wrote off the net book value of the note, resulting in a charge of $1,750 to discontinued operations, net of tax.

InterCon

On October 11, 2011, the Company completed the sale of all assets and operations of InterCon, which was deemed to be a non-strategic subsidiary within the Utility T&D segment. The Company received total compensation of $18,749 in cash and $250 in the form of an escrow deposit from the buyer, to be paid in full on or before October 11, 2012. As a result of this transaction, the Company recorded a loss on sale of $2,381 to discontinued operations, net of tax.

Discontinued Operations

Condensed Statements of Operations of the Discontinued Operations for the years ended December 31, 2011, 2010 and 2009 are as follows:

	Year Ended December 31, 2011
	Canada	Libya	WAGP	Other	InterCon	Total
Revenue	$136,036	$—	$—	$—	$42,826	$178,862
Operating loss	(18,589)	(487)	(71,858)	—	(5,326)	(96,260)
Pre-tax loss	(18,484)	(487)	(71,858)	—	(5,329)	(96,158)
Benefit for taxes	(6,548)	—	—	—	(1,069)	(7,617)

Net loss	(11,936)	(487)	(71,858)	—	(4,260)	(88,541)

	Year Ended December 31, 2010
	Canada	Libya	WAGP	Other	InterCon	Total
Revenue	$36,164	$154	$—	$—	$31,176	$67,494
Operating loss	(21,791)	(3,174)	(2,044)	(1)	1,422	(25,588)
Pre-tax loss i	(21,322)	(3,177)	(2,045)	(50)	1,484	(25,110)
Provision (benefit) for taxes	(5,655)	—	—	—	553	(5,102)

Net loss	(15,667)	(3,177)	(2,045)	(50)	931	(20,008)

	Year Ended December 31, 2009
	Canada	Libya	WAGP	Other	InterCon	Total
Revenue	$73,964	$45	$—	$—	$—	$74,009
Operating income (loss)	4,049	(3,114)	—	(2,086)	—	(1,151)
Pre-tax income (loss)	4,036	(3,113)	—	(1,349)	—	(426)
Provision for taxes	1,206	3	—	149	—	1,358

Net income (loss)	2,830	(3,116)	—	(1,498)	—	(1,784)

Condensed Balance Sheets of the Discontinued Operations are as follows:

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	December 31, 2011
	Canada	Libya	WAGP	Other	InterCon	Total
Total assets	$27,917	$90	$—	$1	$—	$28,008
Total liabilities	11,782	(7)	57,715	—	—	69,490
Net assets (liabilities) of discontinued operations	16,135	97	(57,715)	1	—	(41,482)

	December 31, 2010
	Canada	Libya	WAGP	Other	InterCon	Total
Total assets	$47,780	$240	$1	$—	$22,848	$70,869
Total liabilities	27,224	(7)	331	—	3,877	31,425
Total liabilities	27,224	(7)	331	—	3,877	31,425
Net assets (liabilities) of discontinued operations	20,556	247	(330)	—	18,971	39,444

Condensed Consolidating Guarantor Financial Statements	12 Months Ended
Dec. 31, 2011
Condensed Consolidating Guarantor Financial Statements [Abstract]
Condensed Consolidating Guarantor Financial Statements

21. Condensed Consolidating Guarantor Financial Statements

Willbros Group, Inc. (the “Parent”) and its 100% owned U.S. subsidiaries (the “Guarantors”) may fully and unconditionally guarantee, on a joint and several basis, the obligations of the Company under debt securities that it may issue pursuant to a universal shelf registration statement on Form S-3 filed by the Company with the SEC. There are currently no restrictions on the ability of the Guarantors to transfer funds to the Parent in the form of cash dividends or advances. Condensed consolidating financial information for a) the Parent, b) the Guarantors and c) all other direct and indirect subsidiaries (the “Non-Guarantors”) as of December 31, 2011 and December 31, 2010 and for the years ended December 31, 2011, 2010 and 2009 follows.

Condensed consolidating financial information for a) the Parent, b) the Guarantors and c) the Non-Guarantors at December 31, 2010 and for the years ended December 31, 2010 and 2009 have been revised to properly reflect certain errors in Guarantor and Non-Guarantor financial information previously presented, to properly reflect certain errors in intercompany transactions previously presented, as well as, to properly present non-controlling interest within the “Eliminations” column under the equity method of accounting. Such adjustments increased total assets $22,800 for the Parent at December 31, 2010, decreased total assets $52,900 for the Guarantors at December 31, 2010 and increased total assets $64,000 for the Non-Guarantors at December 31, 2010. Offsetting revisions were made to the Eliminations column. Such adjustments also decreased pre-tax income (loss) $41,600 and increased pre-tax income (loss) $37,400 for the Guarantors for the years ended December 31, 2010 and 2009, respectively, and increased pre-tax income (loss) $40,400 and decreased pre-tax income (loss) $39,200 for the Non-Guarantors for the years ended December 31, 2010 and 2009, respectively. Offsetting revisions were made to the Eliminations column. Additionally, for the Parent, such adjustments decreased operating cash flows $23,000, increased investing cash flows $10,400 and increased financing cash flows $12,600 for the year ended December 31, 2010 and increased operating cash flows $5,800 and decreased financing cash flows $5,800 for the year ended December 31, 2009. For the Guarantors, such adjustments decreased operating cash flows $55,500, increased investing cash flows $17,300 and increased financing cash flows $39,400 for the year ended December 31, 2010 and increased operating cash flows $152,200, decreased investing cash flows $4,400 and decreased financing cash flows $222,400 for the year ended December 31, 2009. Finally, for the Non-Guarantors, such adjustments increased operating cash flows $78,600, decreased investing cash flows $27,700 and decreased financing cash flows $52,100 for the year ended December 31, 2010 and decreased operating cash flows $158,000, increased investing cash flows $4,400 and increased financing cash flows $228,300 for the year ended December 31, 2009. These revisions had no impact on the Company’s consolidated results of operations, financial position and cash flows for all periods presented.

CONDENSED CONSOLIDATING BALANCE SHEET

	December 31, 2011
	Parent	Guarantors	Non-Guarantors	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$188	$27,885	$30,613	$—	$58,686
Accounts receivable, net	109	249,126	52,280	—	301,515
Contract cost and recognized income not yet billed	—	36,443	647	—	37,090
Prepaid expenses and other assets	14,960	21,094	7,502	(427)	43,129
Parts and supplies inventories	—	7,553	4,340	—	11,893
Deferred income taxes	3,001	8,351	(1,156)	(8,351)	1,845
Assets held for sale	—	—	32,758	—	32,758
Receivables from affiliated companies	444,106	77,068	—	(521,174)	—

Total current assets	462,364	427,520	126,984	(529,952)	486,916
Deferred income taxes	103,326	—	33	(103,359)	—
Property, plant and equipment, net	—	147,969	18,506	—	166,475
Goodwill	—	8,067	—	—	8,067
Other intangible assets, net	—	179,916	—	—	179,916
Investment in subsidiaries	29,860	—	—	(29,860)	—
Other assets	189	19,519	689	—	20,397

Total assets	$595,739	$782,991	$146,212	$(663,171)	$861,771

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable and current portion of long-term debt	$32,050	$—	$—	$(427)	$31,623
Accounts payable and accrued liabilities	57	195,087	26,413	—	221,557
Contract billings in excess of cost and recognized income	—	16,145	1,855	—	18,000
Current portion of capital lease obligations	—	2,822	(4)	—	2,818
Current portion of settlement obligation of discontinued operations	—	—	14,000	—	14,000
Accrued income taxes	11,325	—	2,009	(8,351)	4,983
Other current liabilities	207	1,105	6,163	—	7,475
Liabilities held for sale	—	—	13,990	—	13,990
Payables to affiliated companies	318,683	37,039	165,452	(521,174)	—

Total current liabilities	362,322	252,198	229,878	(529,952)	314,446
Long-term debt	—	230,707	—	—	230,707
Capital lease obligations	—	3,648	(2)	—	3,646
Long-term portion of settlement obligation of discontinued operations	—	—	41,500	—	41,500
Contingent earnout	—	—	—	—	—
Long-term liabilities for unrecognized tax benefits	1,839	—	2,191	—	4,030
Deferred income taxes	—	105,095	1,258	(103,359)	2,994
Other long-term liabilities	—	31,934	936	—	32,870

Total liabilities	364,161	623,582	275,761	(633,311)	630,193
Stockholders’ equity:
Total stockholders’ equity	231,578	159,409	(129,549)	(29,860)	231,578

Total liabilities and stockholders’ equity	$595,739	$782,991	$146,212	$(663,171)	$861,771

CONDENSED CONSOLIDATING BALANCE SHEET

	December 31, 2010 (As Revised)
	Parent	Guarantors	Non-Guarantors	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$60,483	$73,822	$—	$134,305
Accounts receivable, net	820	246,605	50,856	—	298,281
Contract cost and recognized income not yet billed	—	21,153	2,579	—	23,732
Prepaid expenses and other assets	18,490	35,478	543	—	54,511
Parts and supplies inventories	—	5,068	5,003	—	10,071
Deferred income taxes	11,004	—	—	—	11,004
Assets held for sale	—	32,014	52,154	—	84,168
Receivables from affiliated companies	183,451	18,706	—	(202,157)	—

Total current assets	213,765	419,507	184,957	(202,157)	616,072
Deferred income taxes	63,169	—	16	(46,615)	16,570
Property, plant and equipment, net	—	175,606	28,585	—	204,191
Goodwill	—	185,222	11,074	—	196,296
Other intangible assets, net	—	195,457	—	—	195,457
Investment in subsidiaries	350,062	—	—	(350,062)	—
Other assets	80	42,225	(546)	—	41,759

Total assets	$627,076	$1,018,017	$224,086	$(598,834)	$1,270,345

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable and current portion of long-term debt	$58,671	$12,923	$—	$—	$71,594
Accounts payable and accrued liabilities	638	149,680	34,260	—	184,578
Contract billings in excess of cost and recognized income	—	14,830	28	—	14,858
Current portion of government obligations	—	—	6,575	—	6,575
Current portion of capital lease obligations	—	5,237	129	—	5,366
Accrued income taxes	8,495	1	2,230	(8,370)	2,356
Other current liabilities	1,688	1,106	2,038	—	4,832
Liabilities held for sale	—	3,877	27,548	—	31,425
Payables to affiliated companies	—	—	202,157	(202,157)	—

Total current liabilities	69,492	187,654	274,965	(210,527)	321,584
Long-term debt	32,054	273,173	—	—	305,227
Capital lease obligations	—	5,523	218	—	5,741
Contingent earnout	—	10,000	—	—	10,000
Long-term liabilities for unrecognized tax benefits	1,990	—	2,876	—	4,866
Deferred income taxes	—	96,725	2,083	(38,245)	60,563
Other long-term liabilities	—	38,743	81	—	38,824

Total liabilities	103,536	611,818	280,223	(248,772)	746,805
Stockholders’ equity:
Total stockholders’ equity	523,540	406,199	(56,137)	(350,062)	523,540

Total liabilities and stockholders’ equity	$627,076	$1,018,017	$224,086	$(598,834)	$1,270,345

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Year Ended December 31, 2011
	Parent	Guarantors	Non-Guarantors	Eliminations	Consolidated
Contract revenue	$—	$1,387,520	$227,520	$—	$1,615,040
Operating expenses:
Contract	—	1,271,162	201,258	—	1,472,420
Amortization of intangibles	—	15,681	—	—	15,681
General and administrative	2,808	128,558	3,379	—	134,745
Goodwill impairment	—	167,753	10,822	—	178,575
Settlement of project dispute	—	8,236	—	—	8,236
Changes in fair value of contingent earnout	—	(10,000)	—	—	(10,000)
Acquisition costs	—	—	—	—	—
Other charges	—	105	—	—	105

Operating income (loss)	(2,808)	(193,975)	12,061	—	(184,722)
Other income (expense):
Equity in loss of consolidated subsidiaries	(320,202)	—	(1,195)	321,397	—
Interest expense, net	(3,240)	(41,911)	34	—	(45,117)
Loss on early extinguishment of debt	—	(6,304)	—	—	(6,304)
Other, net	(212)	(334)	116	—	(430)

Income (loss) from continuing operations before income taxes	(326,462)	(242,524)	11,016	321,397	(236,573)
Provision (benefit) for income taxes	(32,446)	5	148	—	(32,293)

Income (loss) from continuing operations	(294,016)	(242,529)	10,868	321,397	(204,280)
Income (loss) from discontinued operations net of provision for income taxes	—	(4,261)	(84,280)	—	(88,541)

Net income (loss)	(294,016)	(246,790)	(73,412)	321,397	(292,821)
Less: Income attributable to noncontrolling interest	—	—	—	(1,195)	(1,195)

Net income (loss) attributable to Willbros Group, Inc.	$(294,016)	$(246,790)	$(73,412)	$320,202	$(294,016)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Year Ended December 31, 2010
	Parent	Guarantors	Non-Guarantors	Eliminations	Consolidated
Contract revenue	$—	$893,369	$231,703	$—	$1,125,072
Operating expenses:
Contract	—	795,532	199,800	—	995,332
Amortization of intangibles	—	9,724	—	—	9,724
General and administrative	32,059	67,993	12,319	—	112,371
Goodwill impairment	—	60,000	—	—	60,000
Settlement of project dispute		—	—	—	—
Changes in fair value of contingent earnout	—	(45,340)	—	—	(45,340)
Acquisition costs	—	10,055	—	—	10,055
Other charges	—	3,771	—	—	3,771

Operating income (loss)	(32,059)	(8,366)	19,584	—	(20,841)
Other income (expense):
Equity in loss of consolidated subsidiaries	(37,303)	—	(1,207)	38,510	—
Interest expense, net	(7,755)	(20,065)	143	—	(27,677)
Loss on early extinguishment of debt	—	—	—	—	—
Other, net	4	828	817	—	1,649

Income (loss) from continuing operations before income taxes	(77,113)	(27,603)	19,337	38,510	(46,869)
Provision (benefit) for income taxes	(40,077)	5,928	3,101	—	(31,048)

Income (loss) from continuing operations	(37,036)	(33,531)	16,236	38,510	(15,821)
Income (loss) from discontinued operations net of provision for income taxes	—	1,484	(21,492)	—	(20,008)

Net income (loss)	(37,036)	(32,047)	(5,256)	38,510	(35,829)
Less: Income attributable to noncontrolling interest	—	—	—	(1,207)	(1,207)

Net income (loss) attributable to Willbros Group, Inc.	$(37,036)	$(32,047)	$(5,526)	$37,303	$(37,036)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Year Ended December 31, 2009
	Parent	Guarantors	Non-Guarantors	Eliminations	Consolidated
Contract revenue	$—	$937,713	$248,096	$—	$1,185,809
Operating expenses:
Contract	—	835,553	210,591	—	1,046,144
Amortization of intangibles	—	6,391	124	—	6,515
General and administrative	26,173	35,626	18,172	—	79,971
Goodwill impairment	—	—	—	—	—
Settlement of project dispute	—	—	—	—	—
Changes in fair value of contingent earnout	—	—	—	—	—
Acquisition costs	—	2,499	—	—	2,499
Other charges	—	12,694	—	—	12,694

Operating income (loss)	(26,173)	44,950	19,209	—	37,986
Other income (expense):
Equity in loss of consolidated subsidiaries	59,927	—	(1,817)	(58,110)	—
Interest expense, net	(6,803)	(908)	(649)	—	(8,360)
Loss on early extinguishment of debt	—	—	—	—	—
Other, net	—	(634)	(40)	—	(674)

Income (loss) from continuing operations before income taxes	26,951	43,408	16,703	(58,110)	28,952
Provision (benefit) for income taxes	9,128	(5,031)	3,431	—	7,528

Income (loss) from continuing operations	17,823	48,439	13,272	(58,110)	21,424
Income (loss) from discontinued operations net of provision for income taxes	—	—	(1,784)	—	(1,784)

Net income (loss)	17,823	48,439	11,488	(58,110)	19,640
Less: Income attributable to noncontrolling interest	—	—	—	(1,817)	(1,817)

Net income (loss) attributable to Willbros Group, Inc.	$17,823	$48,439	$11,488	$(59,927)	$17,823

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

	Year Ended December 31, 2011
	Parent	Guarantors	Non-Guarantors	Eliminations	Consolidated
Cash flows from operating activities of continuing operations	$7,180	$73,335	$(32,665)	$—	$47,850
Cash flows from operating activities of discontinued operations	—	—	(36,137)	—	(36,137)
Cash flows from investing activities	—	(4,372)	62,748	—	58,376
Cash flows from financing activities	(6,992)	(101,561)	(38,743)	—	(147,296)
Effect of exchange rate changes on cash and cash equivalents	—	—	(449)	—	(449)

Net increase (decrease) in cash and cash equivalents	188	(32,598)	(45,246)	—	(77,656)
Cash and cash equivalents of continuing operations at beginning of period (12/31/10)	19,477	54,085	60,743	—	134,305
Cash and cash equivalents of discontinued operations at beginning of period (12/31/10)	—	—	6,796	—	6,796

Cash and cash equivalents at beginning of period (12/31/10)	19,477	54,085	67,539	—	141,101
Cash and cash equivalents at end of period	19,665	21,487	22,293	—	63,445

Less: cash and cash equivalents of discontinued operations at end of period (12/31/11)	—	—	(4,759)	—	(4,759)

Cash and cash equivalents of continuing operations at end of period (12/31/11)	$19,665	$21,487	$17,534	$—	$58,686

	Year Ended December 31, 2010
	Parent	Guarantors	Non-Guarantors	Eliminations	Consolidated
Cash flows from operating activities of continuing operations	$(40,161)	$55,218	$25,298	$—	$40,355
Cash flows from operating activities of discontinued operations	—	656	5,860	—	6,516
Cash flows from investing activities	—	(383,572)	(21,079)	—	(404,651)
Cash flows from financing activities	34,698	255,574	7,523	—	297,795
Effect of exchange rate changes on cash and cash equivalents	—	—	2,402	—	2,402

Net increase (decrease) in cash and cash equivalents	(5,463)	(72,124)	20,004	—	(57,583)

Cash and cash equivalents of discontinuing operations at beginning of period (12/31/09)	24,940	126,209	45,754	—	196,903
Cash and cash equivalents of discontinued operations at beginning of period (12/31/09)	—	—	1,781	—	1,781

Cash and cash equivalents at beginning of period (12/31/09)	24,940	126,209	47,535	—	198,684
Cash and cash equivalents at end of period (12/31/10)	19,477	54,085	67,539	—	141,101
Less: cash and cash equivalents of discontinued operations at end of period (12/31/10)	—	—	(6,796)	—	(6,796)

Cash and cash equivalents of continuing operations at end of period (12/31/10)	$19,477	$54,085	$60,743	$—	$134,305

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

	Year Ended December 31, 2009
	Parent	Guarantors	Non-Guarantors	Eliminations	Consolidated
Cash flows from operating activities of continuing operations	$(99,895)	$169,598	$(10,733)	$—	$58,970
Cash flows from operating activities of discontinued operations	—	—	(11,666)	—	(11,666)
Cash flows from investing activities	—	(28,029)	(6,007)	—	(34,036)
Cash flows from financing activities	80,418	(134,515)	25,616	—	(28,481)
Effect of exchange rate changes on cash and cash equivalents	—	—	6,135	—	6,135

Net increase (decrease) in cash and cash equivalents	(19,477)	7,054	3,345	—	(9,078)
Cash and cash equivalents of continuing operations at beginning of period (12/31/08)	24,940	126,209	38,316	—	189,465

Cash and cash equivalents of discontinued operations at beginning of period (12/31/08)	—	—	18,297	—	18,297

Cash and cash equivalents at beginning of period (12/31/08)	24,940	126,209	56,613	—	207,762
Cash and cash equivalents at end of period	5,463	133,263	59,958	—	198,684

Less: cash and cash equivalents of discontinued operations at end of period (12/31/09)	—	—	(1,781)	—	(1,781)

Cash and cash equivalents of continuing operations at end of period (12/31/09)	$5,463	$133,263	$58,177	$—	$196,903

Consolidated Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Consolidated Valuation and Qualifying Accounts [Abstract]
CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

WILLBROS GROUP, INC.

SCHEDULE II – CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

(In thousands)

Year Ended	Description	Balance at Beginning of Year	Charged (Credited) to Costs and Expense	Charge Offs and Other	Balance at End of Year
December 31, 2009	Allowance for Bad Debts	$1,551	$650	$(279)	$1,922
December 31, 2010	Allowance for Bad Debts	$1,922	$2,807	$(334)	$4,395
December 31, 2011	Allowance for Bad Debts	$4,395	$1,030	$(4,150)	$1,275